SCHEDULE 14A (RULE 14A-101)
        INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant                      /X/

Filed by a party other than the registrant   / /

Check the appropriate box:

/ /  Preliminary proxy statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

      --------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                           THE PENN STREET FUND, INC.
      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

                                 NOT APPLICABLE

                           THE PENN STREET FUND, INC.
                     OFFERING THE FOLLOWING FAMILY OF FUNDS

                         THE MCGLINN BALANCED PORTFOLIO
                  THE WALNUT ASSET MANAGEMENT EQUITY PORTFOLIO
                     THE CUMBERLAND TAXABLE INCOME PORTFOLIO
                     THE BALDWIN LARGE-CAP GROWTH PORTFOLIO
              THE PENN STREET ADVISORS SECTOR ROTATIONAL PORTFOLIO

                   30 Valley Stream Parkway, Malvern, PA 19482
                          Call Collect at 610-578-9944

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 23, 2002

     To the Shareholders of the Penn Street Family of Funds:

     The Penn Street Fund, Inc. (the "Fund") is holding a special meeting of its shareholders (the "Special Meeting") on Thursday, May 23, 2002 at 10:00 a.m., Eastern Time. The Special Meeting will be held at the offices of the Fund's Administrator, Citco-Quaker Fund Services, Inc., located at 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482.

     The Fund is a Maryland corporation operating as a registered management investment company. The Fund has authorized the division of its shares into various series (each a "Portfolio" and together the "Portfolios")and currently offers shares of the following Portfolios to the public: McGlinn Balanced Portfolio; Walnut Asset Management Equity Portfolio; Cumberland Taxable Income Portfolio; Baldwin Large-Cap Growth Portfolio; and Penn Street Advisors Sector Rotational Portfolio. The Fund has authorized a single share class, without any sales loads or commissions.

     The Special Meeting will be held to consider the following items of business:

     1. Approval of a new slate of Directors to serve on the Board of Directors of the Fund until such time as their successors shall be duly elected and qualified ;

     2. Approval of a new Master Investment Advisory Agreement for all Funds of the Fund with Citco-Quaker Fund Advisors, Inc.;

     3. Approval of Sub-Advisory Agreements for certain Portfolios of the Fund; and

     4. To transact such other business as may properly come before he shareholders of the Fund.

     You may vote at the Special Meeting if you are the record owner of shares of any Fund as of the close of business on April 15, 2002. If you attend the Special Meeting, you may vote your shares in person. If you expect to attend the Special Meeting, please call the Fund collect at 610-578-9944 to inform them.

     Your vote on these proposals is very important. IF YOU OWN SHARES IN MORE THAN ONE ACCOUNT OF THE FUND, YOU WILL RECEIVE MORE THAN ONE PROXY STATEMENT AND PROXY BALLOT AND WILL NEED TO VOTE THE SHARES YOU HOLD FOR EACH ACCOUNT. Whether or not you plan to attend the Special Meeting, please fill in, date, sign and return the proxy ballot in the enclosed, postage paid envelope. You may also return your completed proxy ballot by faxing it to the Fund at 610-935-3775.

     Following this letter is a Q&A summarizing the proposals to be voted on and information on how you vote your shares. Please read the entire Proxy Statement carefully before you vote. PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

     As always, we thank you for your confidence and support.

                                        By Order of the Board of Directors,


                                        G. Michael Mara
                                        President
                                        May 13, 2002

                           THE PENN STREET FUND, INC.
                     OFFERING THE FOLLOWING FAMILY OF FUNDS

                         THE MCGLINN BALANCED PORTFOLIO
                  THE WALNUT ASSET MANAGEMENT EQUITY PORTFOLIO
                     THE CUMBERLAND TAXABLE INCOME PORTFOLIO
                     THE BALDWIN LARGE-CAP GROWTH PORTFOLIO
              THE PENN STREET ADVISORS SECTOR ROTATIONAL PORTFOLIO

                   30 Valley Stream Parkway, Malvern, PA 19482
                          Call Collect at 610-578-9944

================================================================================

                                 PROXY STATEMENT
                               DATED MAY 13, 2002

================================================================================

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 23, 2002

WHAT IS HAPPENING?

The Board of Directors (the "Board") of The Penn Street Fund, Inc. (the "Fund") has voted to call a special meeting of all shareholders of each of the five separate series listed above (each a "Portfolio" and together the "Portfolios"), in order to seek shareholder approval of 3 proposals relating to the Fund. The Special Meeting will be held at the offices of the Fund's Administrator, Citco-Quaker Fund Services, Inc., located at 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, at 10:00 a.m., Eastern Time, on Thursday, May 23, 2002. If you expect to attend the Special Meeting in person, please call the Fund collect at 610-578-9944 to inform them of your intentions. This proxy statement was mailed to shareholders on or about May 13, 2002.

WHAT ITEMS OF FUND BUSINESS AM I BEING ASKED TO VOTE ON?

     The Board is seeking approval of three proposals:

     (1)  Approve a new slate of Directors;
     (2) Approve a new Master Investment Advisory Agreement for all Portfolios; and
     (3) Approve Sub-Investment Advisory Agreements for certain Portfolios of the Fund.

The shareholders may also consider and approve such other matters as may properly come before the shareholders at the Special Meeting.

WHICH PROPOSALS APPLY TO ME?

The table below summarizes each proposal to be presented at the Special Meeting and shows the Portfolios whose shareholders may vote for each proposal.

--------------------------------------------------------------------------------
                PROPOSAL                       WHICH SHAREHOLDERS MAY VOTE
--------------------------------------------------------------------------------

1. Approving a new slate of Directors.       All shareholders of all Portfolios.
--------------------------------------------------------------------------------

2. Approving a new Master Investment         All shareholders of all Portfolios.
   Advisory Agreement.
--------------------------------------------------------------------------------

3. Approving New Sub-Investment Advisory
   Agreements;
A. For the McGlinn Balanced Portfolio.       A. Shareholders of the McGlinn
                                                Portfolio only.
B. For the Walnut Asset Management           B. Shareholders of the Walnut
   Equity Portfolio.                            Portfolio only.
C. For the Cumberland Taxable Income         C. Shareholders of the Cumberland
   Portfolio.                                   Portfolio only.
D. For the Baldwin Large-Cap Growth          D. Shareholders of the Baldwin
   Portfolio.                                   Portfolio only.
--------------------------------------------------------------------------------

AM I ELIGIBLE TO VOTE?

If you were the record owner of any shares of any Portfolio as of the close of business on April 15, 2002 (the "Record Date"), then you are eligible to vote on one or more proposals. The number of shares outstanding for each Portfolio as of the Record Date is listed in Appendix A to this proxy statement. Each share counts as one vote, and fractional shares count as fractional votes.

HOW DO I VOTE?

VOTING BY PROXY

The simplest and quickest way for you to vote is to complete, sign and date the enclosed proxy ballot and mail it back to the Fund in the envelope provided. The Board urges you to fill out and return your proxy ballot even if you plan to attend the Special Meeting. Returning your proxy ballot will not affect your right to attend the Special Meeting and vote.

The Board has named Paul Giorgio, Joseph Cascarelli and Joseph Carlin as proxies, and their names appear on your proxy ballot(s). By signing your proxy ballot and returning it, you are appointing those persons to vote for you at the Special Meeting. If you properly fill in your proxy ballot and return it to the Fund in time to vote, one of the appointed proxies will vote your shares as you have directed. If you sign and return your proxy ballot, but do not make specific choices, one of the appointed proxies will vote your shares on each proposal as recommended by the Board.

If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his best judgment. At the time this proxy statement was printed, the Board was not aware of any other matter that needed to be acted upon at the Special Meeting other than the four proposals discussed in this proxy statement.

If you appoint a proxy by signing and returning your proxy ballot, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy ballot with a later date, or by notifying the Fund's secretary in writing, before the Special Meeting, that you have revoked your proxy, at the following address: Ms. Christine Walker, The Penn Street Fund, Inc., 30 Valley Stream Parkway, Malvern, PA 19482.

VOTING IN PERSON

If you attend the meting and wish to vote in person, you will be given a ballot when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote "For" each of the proposals described in this proxy statement.

WHAT IS A QUORUM AND WHY IS IT IMPORTANT?

A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for the Fund to hold a valid shareholder meeting. The Fund cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. The Fund's Articles of Incorporation and by-laws require that the presence, in person or by proxy, of a majority of the shares entitled to vote on a matter shall constitute a quorum, unless a larger number of shares is required pursuant to law. The table below sets forth the quorum required for each proposal to be voted at the Special Meeting:

--------------------------------------------------------------------------------
                PROPOSAL                  NUMBER OF SHARES REQUIRED FOR QUORUM
--------------------------------------------------------------------------------

1. Approving a new slate of Directors.       A  majority   of   all  outstanding
                                             shares  (as  of  April 15, 2002) of
                                             the Fund, with  the shareholders of
                                             all   Portfolios   voting   in  the
                                             aggregate.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. Approving a new Master Investment         A  majority   of   all  outstanding
   Advisory Agreement.                       shares  (as of  April 15, 2002)  of
                                             each Portfolio, with each portfolio
                                             voting separately.
--------------------------------------------------------------------------------

3. Approving New Sub-Investment Advisory
   Agreements;
A. For the McGlinn Balanced Portfolio.       A. A  majority  of  the outstanding
                                                shares (as of April 15, 2002) of
                                                the  McGlinn  Balanced Portfolio
                                                only.
B. For the Walnut Asset Management           B. A  majority  of  the outstanding
   Equity Portfolio.                            shares (as of April 15, 2002) of
                                                the Walnut Portfolio only.
C. For the Cumberland Taxable                C. A  majority  of  the outstanding
   Income Portfolio.                            shares (as of April 15, 2002) of
                                                the Cumberland Portfolio only.
D. For the Baldwin Large-Cap Growth          D. A  majority  of  the outstanding
   Portfolio.                                   shares (as of April 15, 2002) of
                                                the Baldwin Portfolio only.
--------------------------------------------------------------------------------

Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is not allowed to vote your shares on any of the Proposals unless it has received voting instructions from you. If your broker does not vote your shares on one or more Proposals because it has not received instructions from you, those shares will be considered broker non-votes.

Broker non-votes and abstentions with respect to a proposal count as present for purposes of establishing a quorum, and count as votes cast against each Proposal.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

The following table describes the votes needed to approve each Proposal:

--------------------------------------------------------------------------------
                PROPOSAL                 NUMBER OF SHARES REQUIRED TO APPROVE;
--------------------------------------------------------------------------------

1. Approving a new slate of Directors.       The affirmative vote of a plurality
                                             of the  shares entitled  to vote of
                                             all  Portfolios, taken together, is
                                             required  to  approve the Proposal.
                                             All   Portfolios    vote   in   the
                                             aggregate.    This   means    that,
                                             assuming    a   quorum    of    all
                                             shareholders   of   the   Fund   is
                                             obtained,   the   seven    nominees
                                             receiving the most  votes  will  be
                                             elected as Directors.
--------------------------------------------------------------------------------

2. Approving a new Master Investment         The affirmative vote of a majority
   Advisory Agreement for all Portfolios.    of  the shares entitled  to vote of
                                             each   Portfolio  is   required  to
                                             approve  the  Proposal  as  to that
                                             Portfolio.  Each  Portfolio   votes
                                             independently.   Accordingly,   the
                                             shareholders of one Portfolio could
                                             approve   the  Proposal   and   the
                                             shareholders  of  another Portfolio
                                             could reject the Proposal.
--------------------------------------------------------------------------------

3. Approving New Sub-Investment Advisory
   Agreements;
A. For the McGlinn Balanced Fund.            A. A  majority  of the  outstanding
                                                shares entitled to vote  of  the
                                                McGlinn Balanced Fund only.
B. For the Walnut Asset Management           B. A  majority  of  the outstanding
   Equity Portfolio.                            shares  entitled  to vote of the
                                                Walnut  Asset  Management Equity
                                                Portfolio only.
C. For the Cumberland Taxable Income         C. A  majority  of  the outstanding
   Portfolio.                                   shares  entitled  to vote of the
                                                Cumberland     Taxable    Income
                                                Portfolio only.
D. For the Baldwin Large-Cap Growth          D. A  majority of  the  outstanding
   Portfolio.                                   shares  entitled  to vote of the
                                                Baldwin     Large-Cap     Growth
                                                Portfolio only.
--------------------------------------------------------------------------------

The Investment Company Act of 1940, as amended (the "1940 Act") defines a "majority" of the outstanding voting securities of a Portfolio/Fund as the lesser of (a) the vote of holders of at least 67% of the voting securities of the Portfolio/Fund present in person or by proxy, if more than 50% of such shares are present in person or by proxy; or (b) the vote of holders of more than 50% of the outstanding voting securities of the Portfolio/Fund.

Broker non-votes will not count as votes cast and will have the effect of votes against each Proposal.

CAN THE MEETING BE ADJOURNED?

The appointed proxies may propose to adjourn the Special Meeting, either in order to solicit additional proxies or for other purposes. If there is a proposal to adjourn the Special Meeting, the affirmative vote of a majority of the shares present at the Special Meeting, in person or by proxy, is required to approve such proposal.

WHO IS PAYING THE COST OF THE SHAREHOLDER MEETING AND THIS
PROXY SOLICITATION?

Citco-Quaker Fund Advisors, Inc., the proposed new investment advisor, is paying the costs of the shareholder meeting and proxy solicitation.

WHO DO I CALL IF I HAVE QUESTIONS?

Please call the Fund collect at 610-578-9944 with any questions you may have relating to this proxy statement. Also, at your request, the Fund will send you a free copy of its most recent audited annual report, dated October 31, 2001. Simply call the Fund to request a copy of the report.
--------------------------------------------------------------------------------

PROPOSAL # 1.       APPROVAL OF A NEW SLATE OF  DIRECTORS  TO SERVE ON THE BOARD
                    OF DIRECTORS OF THE PENN STREET FUND, INC.

The 1940 Act requires that a fund's board of Directors be elected by the shareholders of that fund. Recent amendments to certain regulations under the 1940 Act also require that , not later than July 2, 2002, a majority of Directors of a fund board be "uninterested" (or "independent") Directors, as that term is defined in the 1940 Act. In order to comply with the upcoming board composition requirements, the present board of Directors met on March 8, 2002 to nominate a slate of Directors that would comply with current requirements. In all, the Board nominated eight persons to serve as Directors to the Fund, six of whom qualify as independent directors. The independent director nominees were all separately selected and nominated by the current independent directors.

At the Special Meeting, you will be asked to approve the eight (8) nominees selected by the Board to serve as Directors of the Fund. Mr. Vincent Small and Mr. Lee Fishman are current Directors standing for re-election at this time. Mr. Jeffry H. King, Sr., Mr. David D. Jones, Mr. James R. Brinton, Mr. C. Garret Williams, Mr. Edmund B. Pyle, III, Esq. and Mr. Richard W. Stevens are standing for election by the Fund's shareholders for the first time.

Each Director so elected will serve the Fund until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the Fund's Articles of Incorporation and By-Laws. Since the Fund does not hold annual meetings unless required to do so under the 1940 Act, Directors will hold office for an indeterminate period.

All the nominees listed below have consented to serve as Directors of the Fund, if elected. In case any nominee shall be unable or shall fail to act as a Director by virtue of an unexpected occurrence, your proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies, in their discretion. The table below describes the background and qualifications of each nominee, gives their date of birth, business experience, time served, if any, as a Director of the Fund, and status as an independent or non-independent Director.

-----------------------------------------------------------------------------------------------------------------------------------
                                      TERM OF OFFICE                                      NUMBER OF    OTHER
NAME, ADDRESS &       POSITION(S)     & LENGTH OF       PRINCIPAL OCCUPATION(S) DURING    PORTFOLIOS   DIRECTORSHIPS
DATE OF BIRTH         HELD WITH THE   TIME SERVED       PAST 5 YEARS                      OVERSEEN     HELD
                      FUND
-----------------------------------------------------------------------------------------------------------------------------------

MR. JEFFRY H. KING    Nominee to      Each Director     President & CEO of Quaker            Five      Director, Quaker Securities,
SR.                   serve as an     serves for an     Securities, Inc., 1288 Valley                  Inc. Director, Quaker Funds,
                      interested      indefinite        Forge Road, Suite 75, Valley                   Inc. Trustee, The Quaker
1288 Valley Forge     Director        period of         Forge, Pa  19482, an                           Investment Trust. Director
Road, Suite 75,                       time.  Mr. King   institutional broker/dealer                    of Citco-Quaker Fund
Valley Forge, PA                      is standing for   firm, since 1990.  Shareholder                 Services, Inc., Citco-Quaker
19482                                 election for      and Chairman of the Board of                   Fund Advisors, Inc. and
                                      the first time    Directors of Quaker Funds,                     Citco-Quaker Fund
(12-06-1942)                                            Inc., Valley Forge, PA, an                     Distributors, Inc.
                                                        investment advisory firm, since
**(1)                                                   1996.
-----------------------------------------------------------------------------------------------------------------------------------

MR. DAVID D. JONES,   Nominee to      Each Director     President & CEO of Citco-Quaker      Five      Director of Citco-Quaker
ESQ.                  serve as an     serves for an     Fund Services, Inc., since                     Fund Services, Inc.,
                      interested      indefinite        March, 2001.  President and                    Citco-Quaker Fund Advisors,
1288 Valley Forge     Director        period of         controlling shareholder of                     Inc. and Citco-Quaker Fund
Road, Suite 88,                       time.  Mr.        David Jones & Assoc., P.C., a                  Distributors, Inc.
Valley Forge, PA                      Jones is          law firm, from 01/98 to
19482                                 standing for      03/2001.  Executive Vice
                                      election of the   President of Pauze Swanson
(09-18-1957)                          first time.       Capital Management Co. an
                                                        investment advisory firm, from
                                                        06/96 to 01/98.  Mr. Jones
**(2)                                                   holds a B.A in economics from
                                                        the University of Texas at
                                                        Austin and a juris doctorate
                                                        degree, with honors, from Saint
                                                        Mary's University School of Law
                                                        in San Antonio, TX.  Mr. Jones
                                                        is a licensed attorney in the
                                                        State of Texas.
-----------------------------------------------------------------------------------------------------------------------------------

MR. JAMES R.          Nominee to      Each Director     Principal and Senior Insurance       Five      Independent Trustee of The
BRINTON               serve as an     serves for an     Broker for Robert J. McAllister                Quaker Investment Trust.
                      independent     indefinite        Agency, Inc., 123 West
123 West Lancaster    Director        period of         Lancaster Avenue, Wayne PA
Avenue, Wayne PA                      time.  Mr.        19087, a commercial insurance
19087                                 Brinton is        brokerage firm, since 1979.  BA
                                      standing for      in business from Marietta
(07-03-1954)                          election for      College; licensed as a property
                                      the first time.   and casualty broker and life,
                                                        accident and health agent.
-----------------------------------------------------------------------------------------------------------------------------------

MR. VINCENT P.        Current         Each Director     Retired general practice             Five      None
SMALL                 Independent     serves for an     partner for
                      Director        indefinite        PriceWaterhouseCoopers with 34
30 Valley Stream                      period of         years of diversified accounting
Parkway, Malvern,                     time.  Mr.        and audit experience.
PA  19482                             Small has         Extensive client experience and
                                      served as a       involvement in a number of
(01-09-1944)                          Director since    areas, including coordination
                                      the Fund's        with internal audit
                                      inception in      departments, merger and
                                      2000.             acquisition reviews, and
                                                        corporate restructurings.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                      TERM OF OFFICE                                      NUMBER OF    OTHER
NAME, ADDRESS &       POSITION(S)     & LENGTH OF       PRINCIPAL OCCUPATION(S) DURING    PORTFOLIOS   DIRECTORSHIPS
DATE OF BIRTH         HELD WITH THE   TIME SERVED       PAST 5 YEARS                      OVERSEEN     HELD
                      FUND
-----------------------------------------------------------------------------------------------------------------------------------


MR. LEE G. FISHMAN    Current         Each Director     Founder, CEO and President of  BPM   Five      None
                      Independent     serves for an     Group, Inc., 2, Merion Station,
30 Valley Stream      Director        indefinite        Pennsylvania, from 1975 to 1999,.
Parkway, Malvern,                     period of         Mr. Fishman currently serves as a
PA  19482                             time.  Mr.        Venture Capitalist offering
                                      Fishman has       evaluation, due diligence and
                                      served as a       review of business plans for
(01-06-54)                            Director since    potential investment opportunities.
                                      the Fund's
                                      inception in
                                      2000.
-----------------------------------------------------------------------------------------------------------------------------------

MR. RICHARD W.        Nominee to      Each Director     Principal with Hirtle Callaghan      Five      None
STEVENS               serve as an     serves for an     & Co., an investment advisory
                      independent     indefinite        firm, since 2001.  Principal
Five Tower Bridge,    Director        period of         with the Vanguard Group, High
Suite 500                             time.  Mr.        Net Worth Services Group, from
300 Barr Harbor                       Stevens is        1995 to 2001. Partner with
Drive                                 standing for      Price Waterhouse and had his
West Conshohocken,                    election for      own law practice. B.A. in
PA  19428                             the first time.   economics from Lafayette
                                                        College, Juris Doctorate from
(09-18-1956)                                            Rutgers University School of
                                                        Law, and L.L.M. (Masters in
                                                        Taxation) from Villanova School
                                                        of Law.
-----------------------------------------------------------------------------------------------------------------------------------

MR. C. GARRETT        Nominee to      Each Director     Chief Operating Officer, DG          Five      None
WILLIAMS              serve as an     serves for an     Capital Management, Inc.,
                      independent     indefinite        Boston, MA, an investment
1288 Valley Forge     Director        period of         advisory firm, since 2001.
Road, Suite 88                        time.  Mr.        Senior Vice President-Client
Valley Forge ,PA                      Williams is       Services, Fidelity management
19482                                 standing for      Trust Company, Boston, MA, from
                                      election for      1997 to 2001. Over 25 years
(__-__-____)                          the first time.   investment industry experience.
                                                        BA degree in economics from
                                                        Gettysburg College, Gettysburg,
                                                        PA.
-----------------------------------------------------------------------------------------------------------------------------------

MR. EDMUND B. PYLE,   Nominee to      Each Trustee      Partner in the law firm of Pyle      Five      None
III, ESQ.             serve as an     serves for an     and Mocha since January, 1989.
                      independent     indefinite        Temple University School of
340 Jug Hollow        Director        period of         Law, Juris Doctorate, 1986.
Road, Phoenixville,                   time.  Mr. Pyle   Rensselar Polytechnic Institute,
PA  19460                             is standing for   completed PhD coursework, 1969.
                                      election for      University of Arizona, MS in
(03-18-1940)                          the first time.   mechanical engineering, 1964.
                                                        Worcester Polytechnic Institute,
                                                        BS, 1962.
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Jeffry H. King, Sr. is considered an "interested person" because he is a director and shareholder of Citco-Quaker Fund Services, Inc., the administrator to the Fund. Because Citco-Quaker Fund Advisors, Inc., the proposed new master investment adviser to each Portfolio of the Fund, is a wholly-owned subsidiary of Citco-Quaker Fund Services, Inc., Mr. King is also an indirect shareholder of Citco-Quaker Fund Advisors, Inc.
(2) Mr. David D. Jones is considered an "interested person" because he is an executive officer and shareholder of Citco-Quaker Fund Services, Inc., the administrator to the Fund. Because Citco-Quaker Fund Advisors, Inc., the proposed new master investment adviser to each Portfolio of the Fund, is a wholly-owned subsidiary of Citco-Quaker Fund Services, Inc., Mr. Jones is also an indirect shareholder of Citco-Quaker Fund Advisors, Inc.

The Board met four times during the Fund's most recently completed fiscal year. Each then current Director attended 75% or more of the respective meetings of the Board and the committees of which he/she was a member that were held during that period.

The Fund pays Directors who are not interested persons of the Fund fees for each Board meeting and committee meeting attended, plus expense reimbursement. As reflected above, certain of the Directors are officers and/or shareholders in various entities that provide services to the Fund and are therefore considered to be "interested persons" as defined in the 1940 Act. Directors who are "interested persons" as defined under the 1940 Act receive no compensation from the Fund for their services as Directors.

The table below shows, for each Director entitled to receive compensation from the Fund, the aggregate compensation paid or accrued by the Fund for its fiscal year ending October 31, 2001 and the total compensation that the Fund paid to each Director from October 31, 2001 to April 15, 2002.

---------------------------------------------------------------------------------------------------
 NAME OF DIRECTOR                             COMPENSATION PAID BY THE FUND
---------------------------------------------------------------------------------------------------
                       Fiscal Year Ending October 31, 2001     Period Oct. 31, 2001 to Feb.28, 2002
---------------------------------------------------------------------------------------------------
Vincent P. Small                      $2000                                    $500
---------------------------------------------------------------------------------------------------
Lee Fishman                           $2000                                    $500
---------------------------------------------------------------------------------------------------
Michael Guillfoile                    $2000                                    $500
---------------------------------------------------------------------------------------------------

The Fund currently does not pay pension or retirement benefits to its directors, nor does the Fund have standing audit, nominating or compensation committees.

OFFICERS. Information about the executive officers of the Fund, with their respective dates of birth and terms as officers, is set forth below.

----------------------------------------------------------------------------------------------------------------------
                    POSITION(S)     TERM OF OFFICE &                                        NUMBER OF    OTHER
NAME, ADDRESS &     HELD WITH THE   LENGTH OF TIME     PRINCIPAL OCCUPATION(S) DURING       PORTFOLIOS   DIRECTORSHIPS
DATE OF BIRTH       FUND            SERVED             PAST 5 YEARS                         OVERSEEN     HELD
----------------------------------------------------------------------------------------------------------------------

MR. G. MICHAEL      President,      Mr. Mara has       Managing Director and President,     Five         Independent
MARA                Treasurer       served as the      Millennium Capital Advisors, Inc.,                Trustee of The
                                    Fund's President   30 Valley Stream Parkway, Malvern,                Quaker
30 Valley Stream                    since its          PA  19355, an asset management                    Investment
Parkway, Malvern,                   inception in       firm, since 2000.  Previously                     Trust.
PA  19355                           2000, and its      principal, Vanguard Fiduciary
                                    Treasurer since    Trust Company, The Vanguard Group,
(05-05-1955)                        March , 2002       Valley Forge, PA, from 1997 to
                                                       1999.  District Manager and Senior
                                                       Vice President, Merrill Lynch
                                                       Trust Company, 1995 to 1997.
                                                       Served in various increasingly
                                                       responsible roles within Merrill
                                                       Lynch from 1986 to 1997.  U.S.
                                                       Army Intelligence and Security
                                                       Command in Augsburg, Germany from
                                                       1976-1980.  MBA in management from
                                                       The American University,
                                                       Washington, DC; BA in Business
                                                       Communications from Emerson
                                                       College, Boston, MA
----------------------------------------------------------------------------------------------------------------------

MS. CHRISTINE       Secretary       Ms. Walker has     Principal, Millennium Capital        Five         None
WALKER                              served as          Advisors, Inc., 30 Valley Stream
                                    Secretary to the   Parkway, Malvern, PA  19355, an
30 Valley Stream                    Fund since         asset management firm, since
Parkway,                            December, 2001     2000.  Previously Manager,
Malvern, PA 19355                                      Vanguard Fiduciary Trust Company,
                                                       The Vanguard  Group,
(09-26-72)                                             Valley  Forge,   PA,
                                                       from 1995 to 2000.
----------------------------------------------------------------------------------------------------------------------

The officers of the Fund are elected by the Board of the Fund at an annual or other meeting of the Board to serve until their successors are elected and qualified. Officer of the fund serve without compensation.

SHAREHOLDINGS

As of April 15, 2002, 2001, no current Director or nominee owned in excess of 5% of the total outstanding shares of any Fund except as shown below.

----------------------------------------------------------------------------------------
                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                      SECURITIES OVERSEEN OR TO BE
                            DOLLAR RANGE OF EQUITY    OVERSEEN WITHIN THE SAME FAMILY OF
NAME OF DIRECTOR/NOMINEE    SECURITIES IN THE FUND    INVESTMENT COMPANIES AS THE FUND
----------------------------------------------------------------------------------------
Mr. David D. Jones                   None                            None
Mr. Jeffry H. King, Sr.              None                            None
Mr. James R. Brinton                 None                            None
Mr. Vincent P. Small                 None                            None
Mr. Richard W. Stevens               None                            None
Mr. C. Garrett Williams              None                            None
Mr. Louis P. Pektor, III             None                            None
Mr. Samuel McCullough                $---                            None*
Mr. Michael Guilfoile                $---                            None*
----------------------------------------------------------------------------------------

* Mr. McCullough and Mr. Guilfoile are current Directors who are not standing for reelection.

As of April 15, 2002, the Directors/proposed Directors, as a group, owned beneficially more than five percent of the following Funds:

--------------------------------------------------------------------------------
NAME OF FUND                          PERCENTAGE OWNERSHIP BY DIRECTORS/PROPOSED
                                      DIRECTORS IN THE AGGREGATE
--------------------------------------------------------------------------------
Walnut Asset Management Equity                        29.35%
--------------------------------------------------------------------------------
Cumberland Taxable Income                              6.65%
--------------------------------------------------------------------------------
Penn Street Advisors Sector Rotational                20.62%
--------------------------------------------------------------------------------

INDEPENDENT PUBLIC ACCOUNTANTS

For the Fund's current fiscal year which will end on October31, 2002, the Fund has selected Beard Miller Company LLP to serve as the Fund's principal independent accountant. Beard Miller also served as the Fund's principal independent accountant for the Fund's previously completed fiscal year. Representatives of Beard Miller are not expected to attend the meeting, but if they do, they will be given an opportunity to make any statement deemed by them to relevant, and will be available to respond to appropriate questions.

The following table sets forth the fees paid to Beard Miller for the Fund's most recent fiscal year ended October 31, 2001.

--------------------------------------------------------------------------------
                    FINANCIAL INFORMATION SYSTEMS DESIGN
     AUDIT FEES              AND IMPLEMENTATION              ALL OTHER FEES
--------------------------------------------------------------------------------
     $10,00.00                     $0.00                         $0.00
--------------------------------------------------------------------------------

At a meeting held on December 14, 2001, the Board of Directors of the Fund considered the independence of Beard Miller, received a letter from Beard Miler attesting to its independence, and, after full deliberation, reached the conclusion that fees paid to Beard Miller were solely for services rendered to the Fund in its capacity as an independent auditor.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 1?

--------------------------------------------------------------------------------
          YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
                  RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL # 1.
--------------------------------------------------------------------------------

PROPOSAL # 2.       APPROVAL  OF  A  NEW  INVESTMENT   ADVISORY  AGREEMENT  WITH
                    CITCO-QUAKER FUND ADVISORS, INC.

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL?

All shareholders of record as of April 15, 2002 of all Portfolios may vote for this proposal.

WHAT IS HAPPENING?

The Board of Directors of the Fund has approved the engagement of Citco-Quaker Fund Advisors, Inc. ("CQFA"), 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, to serve as investment adviser to each Portfolio of the Fund under what is commonly referred to as a "manager of mangers" arrangement, which will be described in greater detail below. CQFA is an investment advisory firm registered as such with the Securities and Exchange Commission, and was formed for the specific purpose of serving as the Investment Adviser to each current Portfolio of the Fund. CQFA is a wholly-owned subsidiary of Citco-Quaker Fund Services, Inc. ("CQFS"). CQFS currently serves as transfer agent, fund accountant and administrator to the Fund.

The current investment advisers to each Portfolio, except for Millennium Capital Advisors, Inc., currently adviser to the Penn Street Sector Rotational Portfolio, have agreed to continue providing day-to-day portfolio management for their respective Portfolios in a sub-advisory capacity. The Penn Street Sector Rotational Portfolio will be advised solely by CQFA until such time as CQFA can identify a suitable sub-adviser to provide day-to-day portfolio management.

TELL ME ABOUT CQFA

CQFA is a Delaware corporation doing business and registered with the Securities and Exchange Commission ("SEC") as an investment adviser. Mr. David D. Jones is President of CQFA and is responsible for the day-to-day activities of CQFA. Mr. Jones has been an investment professional for more than 20 years. Mr. Jones has also been nominated to serve as a Director of The Penn Street Fund, Inc., and his qualifications are set forth in the discussion relating to Proposal # 1.

Mr. David D. Jones serves as President and Chief Executive Officer of CQFA. Mr. Jones' principal occupation is to render executive services to CQFA and to CQFS. Mr. Jones also serves as a director of the CQFA. Mr. Jeffry H. King, Sr. serves as a director and as Secretary to CQFA. Mr. King's principal occupation is as an executive officer of Quaker Securities, Inc., a broker deal firm, and Quaker Funds, Inc., an investment advisory firm. As previously disclosed, CQFA is a Delaware corporation and a wholly-owned subsidiary of Citco-Quaker Fund Services, Inc.

HOW DOES A MANAGER OF MANAGERS ARRANGEMENT WORK?

Under a "Manager of Managers" arrangement, a single company (in this case CQFA) is engaged to serve as an investment adviser (or Fund Manager) to all the portfolios of a fund complex. That company, in turn recommends other investment advisors to serve as day-to-day investment managers for specific portfolios. This results in a splitting of duties. The Fund Manager is responsible for administration, oversight, reporting and compliance, and the sub-adviser is responsible solely for investment management. Under such an arrangement, each portfolio has an entity that oversees its investment operations and another entity that specializes in portfolio management for that portfolio. If a sub-adviser resigns or is removed, the Fund Manager will identify and recommend replacements to the Fund's Board of Directors, but in the meantime can manage the portfolio itself, so that there is no disruption to the portfolio's investment management.

If you approve this proposal, CQFA will become the Investment Adviser (or "Fund Manager") to each Portfolio of the Fund. CQFA will be responsible for the overall investment operations of all the Portfolios currently being offered by the Fund; it will be required to provide, or arrange to provide, day-to-day investment advisory services to each Portfolio, and it will be primarily responsible to the Board for the conduct of each Portfolio's investment activities.

CQFA will prepare quarterly reports to the Board concerning the investment activities of each Portfolio (or more frequently if the Board requires). CQFA will be responsible for ensuring that the Portfolios are managed in accordance with their investment objectives and restrictions, all as set forth in the Fund's most current prospectus and statement of additional information, and CQFA will be responsible for reporting any deviations to the Board and will be responsible for taking such corrective actions as the Board may direct.

CQFA will monitor the performance of each Portfolio, report directly to the Board on the performance of each Portfolio and monitor and assure regulatory compliance. CQFA will also be responsible for recommending changes to a Portfolio's sub-adviser in the event that such a change may become warranted, will identify and recommend sub-advisers to the Fund's Board of Directors when and if the Fund creates additional Portfolios, and will generally serve as the reporting liaison to the Board with respect to the investment activities of the Fund's Portfolios.

CQFA will be authorized to engage persons, subject to Board and shareholder approval, to serve one or more Portfolios as sub-advisers. These sub-advisers will provide day-to-day investment advice and choose the securities in which to invest in one or more Portfolios. The sub-advisers will be paid fees by CQFA out of the fee paid to CQFA by each Portfolio, will report directly to CQFA, and CQFA will be responsible to report to the Board for any errors or omissions made by a sub-adviser.

MCGLINN, BALDWIN, WALNUT AND CUMBERLAND PORTFOLIOS
--------------------------------------------------
If the engagement of CQFA is approved, CQFA will serve as an additional investment adviser to the McGlinn, Baldwin, Walnut and Cumberland Portfolios. The current advisers to each of these Portfolios will continue to serve in the capacity of sub-advisers.

PENN STREET SECTOR ROTATIONAL FUND.
Millennium Capital Advisors of PA, Inc. will be resigning as adviser to the Penn Street Advisors Sector Rotational Fund and CQFA has been engaged by the Board to replace them. Millennium sold their investment advisory agreement to CQFA, which results in an assignment of the agreement and causes the agreement to terminate. The sale of Millennium's agreement will not become effective, and CQFA will not replace Millennium as investment adviser, until and unless shareholders approve that succession at this meeting. CQFA is actively seeking the services of a sub-adviser to manage the day-to-day investments of the Portfolio, and will recommend a new sub-adviser to the Board in the near future. Until that time, CQFA will be solely responsible for the investment management of the Portfolio.

Since CQFA, and not the sub-advisers, will be primarily responsible for the reporting and monitoring functions previously shouldered entirely by the sub-advisers, the sub-advisers will now have more time to devote to investment management. The Board is confident that the new arrangement will allow each Portfolio to have a greater opportunity to prosper than under the current arrangement.

WHY IS MY VOTE REQUIRED?

Whenever there is a material change to an investment management agreement, or a new investment adviser is chosen to serve a Portfolio, federal law requires that the shareholders of the affected Portfolio(s) approve the selection. Because the Board has chosen CQFA to serve as the new investment adviser to each Portfolio, the shareholders of each Portfolio must separately approve the Board's selection. As described above, CQFA is purchasing the contract of Millennium. That action results in the termination of the agreement and the requirement that a new agreement, between the Portfolio and CQFA, be approved. In the case of McGlinn, Walnut, Cumberland and Baldwin, these advisers are becoming sub-advisers, and some of there former duties are being assumed by CQFA. Further, these sub-advisers will report to CQFA instead of the Board. These changes are considered to be material and must therefore be approved by the shareholders of the affected Portfolio.

IF CQFA BECOMES THE INVESTMENT ADVISER, WILL MY FEES INCREASE?

If CQFA becomes the new Investment Adviser to the Fund, the overall management fees charged to each Portfolio will increase. Under the terms of the proposed investment advisory agreement between the Fund and CQFA, CQFA will receive a fee, paid monthly in arrears, equal to an annual rate of 1.00% of the average daily net assets of each portfolio. CQFA will pay each sub-adviser to the Portfolios fees out of the fees received by CQFA, except for The Penn Street Sector Rotational Portfolio. CQFA will retain all of those management fees for the Penn Street Sector Rotational Fund until such time as an appropriate sub-adviser can be chosen and properly approved. The principal duties of CQFA under the investment advisory agreement have been described above. The investment advisory agreement will become effective on the day shareholders approve CQFA's engagement.

The table below shows the total annual operating expenses incurred by each Portfolio under its current agreements for fiscal year ended October 31, 2001, and the pro forma total annual operating expenses under the proposed arrangement.

Under current contractual arrangements:

--------------------------------------------------------------------------------------
                                                                          TOTAL ANNUAL
                                  MANAGEMENT   DISTRIBUTION     OTHER       OPERATING
              PORTFOLIO              FEES      (12B-1) FEES   EXPENSES*     EXPENSES*
--------------------------------------------------------------------------------------
McGlinn Balanced Fund                0.60%         0.25%        0.90%         1.75%
--------------------------------------------------------------------------------------
Walnut Asset Management Equity       0.50%         0.25%        0.96%         1.71%
--------------------------------------------------------------------------------------
Cumberland Taxable Income            0.38%         0.25%        1.12%         1.75%
--------------------------------------------------------------------------------------
Baldwin Large-Cap Growth             0.60%         0.25%        0.90%         1.75%
--------------------------------------------------------------------------------------
Penn Street Advisors Sector          0.60%         0.25%        0.90%         1.75%
--------------------------------------------------------------------------------------
Under proposed contractual arrangements:
--------------------------------------------------------------------------------------
                                                                          TOTAL ANNUAL
                                  MANAGEMENT   DISTRIBUTION     OTHER       OPERATING
              PORTFOLIO              FEES      (12B-1) FEES   EXPENSES*     EXPENSES*
--------------------------------------------------------------------------------------
McGlinn Balanced Fund                1.00%         0.25%        0.50%         1.75%
--------------------------------------------------------------------------------------
Walnut Asset Management Equity       1.00%         0.25%        0.50%         1.75%
--------------------------------------------------------------------------------------
Cumberland Taxable Income            0.80%         0.25%        0.50%         1.55%
--------------------------------------------------------------------------------------
Baldwin Large-Cap Growth             1.00%         0.25%        0.50%         1.75%
--------------------------------------------------------------------------------------
Penn Street Advisors Sector          1.00%         0.25%        0.50%         1.75%
--------------------------------------------------------------------------------------

CQFA anticipates that the overall expenses of each Portfolio will not materially increase as a result of the transactions being contemplated, because each will gain significant benefit from the economies of scale resulting from the consolidation of the Fund's operations to related entities. CQFA is an affiliate of Citco-Quaker Fund Services, Inc. ("CQFS") which currently serves as transfer agent, fund accountant and administrator to the Fund. Also, Citco-Quaker Fund Distributors, Inc. ("CQFD"), a registered broker/dealer and affiliate of CQFS, currently serves as principal underwriter to the Fund. Each of these entities share office space, personnel and facilities. As affiliated entities, CQFA, CQFS and CQFD can provide services to the Fund at lower cost than unrelated entities, each of whom has a stand alone expense structure and must charge fees accordingly. Under the prior managerial structure, expenses other than investment advisory fees were significant. With the consolidation of servicing functions to a group of related entities, CQFA anticipates that these other expenses will diminish enough to offset any increase in advisory fees.

The table set forth below shows the investment advisory fees paid by each Portfolio for fiscal year ending October 31, 2001, the fees that would have been paid by each Portfolio to CQFA under the proposed investment advisory agreement, and the differences, in money as a percentage difference.

--------------------------------------------------------------------------------------------------
                                                                                   DIFFERENCE AS A
                                  MANAGEMENT FEES    PRO FORMA FEES                 PERCENTAGE OF
                                   PAID FOR YEAR     UNDER PROPOSED   DIFFERENCE   ACTUAL FEES VS.
          PORTFOLIO               ENDED 10/31/2001    IA AGREEMENT    IN DOLLARS    PROPOSED FEES
--------------------------------------------------------------------------------------------------
McGlinn Balanced Fund                  $8,248            13,746         $5,498         +  67%
--------------------------------------------------------------------------------------------------
Walnut Asset Management Equity          $515             $1,030          $515          + 100%
--------------------------------------------------------------------------------------------------
Cumberland Taxable Income              $5,373           $10,746         $5,373         + 100%
--------------------------------------------------------------------------------------------------
Baldwin Large-Cap Growth               $2,739            $4,565         $1,826         +  67%
--------------------------------------------------------------------------------------------------
Penn Street Advisors Sector           $15,383           $25,638        $10,255         +  67%
--------------------------------------------------------------------------------------------------

BOARD CONSIDERATION AND RECOMMENDATION

On March 7, 2002, the current Board of Directors of the Fund met to consider a proposal by Fund management to approve an assignment of the investment advisory agreement between CQFA and Millennium Capital Advisors, Inc. The Board also considered hiring CQFA to become the Fund Manager to each Portfolio for the Fund under the manager of managers arrangement described above. The Board received materials from CQFA in respect of the proposed transaction. After full and complete discussion, the Board, in light of their fiduciary obligations under state and federal law, and in the exercise of their reasonable business judgment, found that the proposed arrangement was fair and equitable in light of all the surrounding circumstances, and that the consolidation of services to related entities would be likely to result in economic benefit to the Fund's shareholders.

The Board analyzed the proposed transaction with respect to the Fund, each Portfolio, and the benefit to the shareholders of approving the change. The Board examined the compensation to be paid to CQFA, the change to the overall management structure of the Fund as a result of CQFA's engagement, the financial viability of CQFA to discharge its responsibilities, CQFA's management team, any ancillary or fall-out benefits that would be derived from the transaction, and the costs of the transaction in relation to the potential benefits of the transaction. Each area of analysis was given great weight by the Board, but no one area of analysis was deemed o be controlling in the Board's decision making process. At all times during the Board's deliberations the Directors had assistance of outside legal counsel. The Board found that the compensation to CQFA, although higher than current fee structure, was fair and reasonable in light of the duties and responsibilities to be assumed by CQFA, including the assumption of the fees payable to the remaining sub-advisers and the assumption of CQFA's reporting and supervisory duties. With respect to the Penn Street Portfolio, the Board found that CQFA would assume the day to day management of the Portfolio as well as assume its oversight duties and would actively seek a new sub-adviser for the Portfolio. The Board noted with approval that each sub-adviser would be paid the same fees as before out of the fees paid to CQFA, that CQFA would be assuming a managerial role in the overall investment structure of the Fund, and was convinced that the fees to be paid to CQFA, net of the fees paid to the sub-advisers, was justified given the nature and scope of the services to be provided. The Board also noted with approval that CQFA was a related entity to CQFS, the Fund's transfer agent. As such, CQFA would have access to information and could achieve operating economies that would allow the Portfolios to enjoy reduced expenses in areas other than investment management. Lastly, the Board noted with approval that, although CQFA is a new entity, the management of CQFA was seasoned and experienced, and that Mr. Jones, in particular had prior experience managing money for a mutual fund and was formerly a securities trader for a number of large U.S. institutions.

After full and complete deliberation, the Board approved the engagement of CQFA as Investment Adviser to each Portfolio of the Fund and unanimously recommended that such engagement be approved by the shareholders of each Portfolio.

During a subsequent meeting of the Board on May 9, 2002, the Board received assurances for CQFA that the transaction would proceed in reliance on the safe harbor provision of Section 15(f) of the Investment Company Act of 1940, as amended, which, among other things, requires that the Board be composed of at least 75% independent directors for a period of at least three years. In that regard, the Board again reviewed the proposed transaction, reviewed the compensation to be paid to CQFA under the proposed new investment advisory agreement, reviewed the services to be provided to the Fund under the agreement, reviewed the qualifications of CQFA to perform such services, and found that, in the exercise of their reasonable business judgment, there would not be an unfair burden imposed on the shareholders of the Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto.

The proposed investment advisory agreement between the Fund and CQFA has an initial term of two years and is thereafter subject to annual renewal. A copy of the proposed agreements setting forth the terms of the change of control, and the proposed investment advisory agreement between the Fund and CQFA, are attached to this proxy as Exhibits 1 and 2, respectively.

WHAT HAPPENS IF CQFA IS NOT APPROVED AS THE NEW INVESTMENT ADVISER?

The Board has determined that, in order to achieve the benefits of a Master Investment Advisory arrangement, the arrangement must apply to ALL Portfolios of the Fund. However, federal law dictates that the shareholders of each Portfolio separately approve the Agreement. As a result, the shareholders of one or more Portfolios could reject the Proposal. If that happened, the hoped-for benefits of the arrangement would be destroyed. Accordingly, the Board has decided that for Proposal # 2 to take effect, a majority of the shareholders of each Portfolios must approve the appointment. If Proposal # 2 is rejected by one or more Portfolios, the Proposal will fail in its entirety. If Proposal # 2 is rejected, the current investment advisers will continue to serve the Portfolios and the Board will consider alternate investment management options. If Proposal 2 is approved, but Proposal 3 is not approved, CQFA would become the sole adviser to each Portfolio.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 2?

--------------------------------------------------------------------------------
          YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
                  RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL # 2.
--------------------------------------------------------------------------------

PROPOSAL # 3.       APPROVAL OF NEW SUB-INVESTMENT ADVISORY AGREEMENTS

WHAT IS HAPPENING?

As you read in the explanation of Proposal # 2 above, the Board is seeking your approval to engage CQFA to serve as the new Investment Adviser for each Portfolio. If you and your fellow shareholders approve Proposal # 2, CQFA will become the new Investment Adviser to all Portfolios. The Board has asked each investment advisory firm currently serving as investment advisor to the Portfolios to continue serving as sub-advisers. With the exception of Millennium Capital Advisors, Inc., currently the adviser to the Penn Street Sector Rotational Portfolio, each firm has agreed to continue in the role of sub-adviser.

WHY IS MY VOTE REQUIRED?

Whenever there is a material change to an investment management agreement, or a new investment adviser is chosen to serve a Portfolio, federal law requires that the shareholders of the Portfolio approve the selection. Because the Board has chosen CQFA to serve as the new investment adviser to each Portfolio, the shareholders of each must separately approve the Board's selection. Further, the same rules apply to the selection of sub-advisers. Whenever there is material change to a sub-investment advisory agreement, or a new agreement is approved by the Board, the shareholders of the affected Portfolio must approve the Board's selection.

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL?

Each new sub-advisory agreement, and the Portfolio to which it applies, is described in detail below. For each Portfolio, there is a description of which shareholders may vote for the Proposal. Please read the entire Proposal carefully to make sure you know which subsection(s) to vote on.

PROPOSAL # 3(A)     NEW SUB-ADVISORY AGREEMENT FOR THE MCGLINN BALANCED
                    PORTFOLIO

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL?

You may vote on this Proposal only if you were a shareholder of record of shares of the McGlinn Balanced Portfolio on April 15, 2002.

WHO HAS THE BOARD CHOSEN TO SERVE AS THE FUND'S SUB-ADVISER?

McGlinn Capital Management, Inc. ("McGlinn") currently serves as the investment adviser to the Portfolio. Under the current agreement with the Portfolio,
McGlinn provides the Portfolio with a continuous program of investment management, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

CQFA, with the Board's consent, has asked McGlinn to continue to serve the Portfolio as its sub-adviser and McGlinn has agreed to do so, subject to final shareholder approval.

WHY DID CQFA AND THE BOARD CHOOSE MCGLINN CAPITAL MANAGEMENT, INC.?

McGlinn has served as the Portfolio's investment adviser since April 30, 1999. Both CQFA and the Board have been very pleased with McGlinn's performance as investment adviser to the Portfolio, and both asked McGlinn to stay on as sub-adviser in order to provide continuity of day-to-day investment management for the Portfolio.

TELL ME SOMETHING ABOUT MCGLINN'S BACKGROUND.

McGlinn Capital Management, Inc. ("McGlinn"), 850 North Wyomissing Blvd., P.O. Box 6158 Wyomissing, PA 19610-0158 was established in 1971 and currently manages approximately $4 billion in assets for clients such as corporate pension, profit-sharing and 401(k) accounts, multi-employer (union) pension funds, endowment funds, and accounts for foundations, religious organizations and substantial individual investors. The Portfolio currently pays McGlinn a monthly advisory fee at the annual rate of 0.60% of the average daily net assets of the Portfolio.

McGlinn  is  a  Pennsylvania  corporation.   The  Wachovia  corporation  is  the
controlling shareholder of the company, with shareholdings in excess of 75%.

The management team responsible for managing the assets of the Portfolio, along with their positions at McGlinn Capital Management, are as follows:

Michael J. McGlinn, Chairman and CEO. Mr. McGlinn earned his undergraduate business degree from the University of Notre Dame and his MBA from the New York University Graduate School of Business Administration. Prior to joining the McGlinn Capital Management team in 1980, he was employed by Ernst & Whinney as a Senior Accountant and CPA.

Jackson D. Breaks, II, President. Mr. Breaks holds a BA in English and an MA in English/Philosophy from Purdue University. Before joining the team in March, 1990, he was a Senior Account Executive at Merrill Lynch Capital Markets for seven years. He specialized in bond arbitrage, making regular presentations and publishing numerous articles in this area. Prior to his association with Merrill Lynch, he was employed at First Boston Corporation for 12 years as the co-manager of the Government Securities Department.

Timothy J. Timura, CFA, Executive Vice President and Chief Investment Officer. Mr. Timura earned his BA in Liberal Arts/Economics at Dickinson College and his MBA in Finance from the University of Wisconsin. He has served as Senior Manager of Equities for the $35 billion State Teachers Retirement System of Ohio. He has also held various portfolio management positions with Federated Investors, Inc., Pilgrim Baxter & Associates, and Invista Capital Management before joining McGlinn.

WHAT ARE MCGLINN'S RESPONSIBILITIES AS SUB-ADVISER TO THE PORTFOLIO?

McGlinn will be responsible for the day-to-day investments of the Portfolio and will choose the securities in which the Portfolio invests. McGlinn also will provide the Portfolio with investment advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. McGlinn will report to and be under the general supervision of CQFA. CQFA will have primary responsibility for the activities of McGlinn and will report to the Board with respect to McGlinn's activities. Currently, McGlinn reports directly to the Board of Directors. Under the proposed agreement, McGlinn will report to CQFA.

IF MCGLINN BECOMES THE SUB-ADVISER, WILL MY FEES INCREASE?

If McGlinn becomes sub-adviser to the Portfolio, instead of receiving fees directly from the Portfolio, CQFA will pay a portion of the fee it receives to McGlinn. CQFA will be paid a management fee of of 1.00%, out of which it will pay MCGlinn a fee of 0.60%, the same amount of fees currently being paid to McGlinn by the portfolio. Accordingly, your overall investment management fees will increase by 0.40% annually, the difference being the difference between the amount currently being paid to McGlinn by the Portfolio (0.60%) and the additional amount paid to CQFA under the Master Investment Advisory Agreement. The Board believes that the benefits to your Portfolio of having a general investment manager outweigh the increase in fees.

McGlinn has agreed to serve as sub-adviser for the same fees it currently received as adviser. A copy of the Sub-Investment Advisory Agreement for the Portfolio as approved by the Board is included as Exhibit 3 to this proxy.

The overall effect of McGlinn's change from adviser to sub-adviser, and the addition of CQFA as adviser to the Portfolio, is discussed in the detailed tables contained in Proposal # 2 under the paragraph heading, "If CQFA Becomes the Investment Adviser, Will My Fees Increase?"

HOW WILL THE APPROVAL OF MCGLINN AFFECT THE INVESTMENT
MANAGEMENT OF MY PORTFOLIO?

Your shares will not change. CQFA and McGlinn have each pledged to the Board that it will provide, or continue to provide, the same high quality investment management services to your Portfolio that your Portfolio has enjoyed in the past.

Since CQFA, and not McGlinn, will be primarily responsible for the reporting and monitoring functions previously shouldered entirely by McGlinn, McGlinn will now have more time to devote to investment management. The Board is confident that the new arrangement will allow your Portfolio to have a greater opportunity to prosper than under the current arrangement.

WHAT HAPPENS IF MCGLINN IS NOT APPROVED AS THE SUB-ADVISER?

Your vote on this Proposal is only valid if Proposal # 2 has passed as to all Portfolios. If Proposal # 2 is rejected, the situation with your Portfolio will remain as it was and McGlinn will continue to serve as the Portfolio's investment adviser. However, if Proposal # 2 is approved and you reject this Proposal, then CQFA will be the sole provider of investment advisory services to your Portfolio.

If you and your fellow shareholders reject this Proposal, the Board will consider alternate investment management options.

BOARD CONSIDERATIONS

At its meeting on March 7, 2002, the Board analyzed the proposed manager of managers arrangement and decided that the benefits of such an arrangement outweighed the increase in fees. The Board then noted with approval that CQFA was recommending that McGlinn be retained as a sub-adviser. The Board, in its deliberations, noted that McGlinn had been a long standing manager for the Portfolio, had performed well, was willing to continue to provide services to the Portfolio, and would paid the same fees as before the change in management structure. The Board was cognizant of the advantages of maintaining a continuity of investment expertise for the Portfolio, and also desired to assure that the change would cause a minimum of disruption to the normal operation of the Portfolio. For those reasons, the Board decided to approve McGlinn's continuance as sub-adviser to the Portfolio and to recommend McGlinn to the shareholders for approval.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 3(A)?

--------------------------------------------------------------------------------
     YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS
                      THAT YOU VOTE "FOR" PROPOSAL # 3(A).
--------------------------------------------------------------------------------

PROPOSAL # 3(B)     NEW SUB-ADVISORY AGREEMENT FOR THE WALNUT ASSET MANAGEMENT
                    EQUITY PORTFOLIO

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL?

You may vote on this Proposal only if you were a shareholder of record of shares of the Walnut Asset Management Equity Portfolio on April 15, 2002.

WHO HAS THE BOARD CHOSEN TO SERVE AS THE FUND'S SUB-ADVISER?

Walnut Asset Management ("Walnut") currently serves as the investment adviser to the Portfolio. Under the current agreement with the Portfolio, Walnut provides the Portfolio with a continuous program of investment management, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

CQFA, with the Board's consent, has asked Walnut to continue to serve the Portfolio as its sub-adviser and Walnut has agreed to do so, subject to final shareholder approval.

WHY DID CQFA AND THE BOARD CHOOSE WALNUT ASSET MANAGEMENT?

Walnut has served as the Portfolio's investment adviser since its inception. Both CQFA and the Board have been very pleased with Walnut's performance as investment adviser to the Portfolio, and both asked Walnut to stay on as sub-adviser in order to provide continuity of day-to-day investment management for the Portfolio.

TELL ME SOMETHING ABOUT WALNUT'S BACKGROUND.

Walnut Asset Management, LLC, One Penn Center, Suite 500, 1617 JFK Boulevard, Philadelphia, Pennsylvania 19103-1805 ("Walnut"), is a private investment advisor with over $800 million in assets under management. Walnut was founded in 1988 to provide investment advisory services to individuals, endowment funds, foundations, pensions, insurance companies and mutual funds.

Walnut is a Pennsylvania limited liability company. Phoenix Investment Partners and Rutherford Financial Corporation are the controlling members of Walnut.

The following members of Walnut advise the Portfolio:

Robert N. Phillips, Jr., President and Chief Investment Officer, joined the firm in 1990. Mr. Phillips brings over 20 years of investment experience to Walnut, including having served as an Executive Vice President with W.H. Newbold's Son & Company, the second oldest New York Stock Exchange firm. Mr. Phillips has a B.A. in Economics from Indiana University of Pennsylvania.

Bayard R. Fiechter, Executive Vice President, joined the firm in 1999, having previously been employed since 1992 with Stratton Management Company, an investment advisor. He brings over 28 years of varied industry experience including serving as a Vice President, Division Manager of the Trust and Private Banking Department of the Wilmington Trust Company. Mr. Fiechter has a Bachelor's degree in History from Trinity College in Hartford, Connecticut.

Linell McCurry, Executive Vice President, joined the firm in 1990. Mr. McCurry brings over 22 years of investment experience, including having served as a First Vice President and Senior Analyst at Wheat First Butcher and Singer. Mr. McCurry is a member of the Philadelphia Securities Association and has a B.A. in Philosophy from Mills College.

William G. McKenna, Executive Vice President, joined the firm in 1991, bringing over 40 years of investment experience to Walnut. In his prior investment experience Mr. McKenna served as the President and CEO of Provident Capital Management, a subsidiary of PNC Corp. Mr. McKenna is a chartered financial analyst and the former President of both the Philadelphia Securities Association and Financial Analysts of Pennsylvania. He has a B.S. in Business Administration from Temple University.

James M. Smartt, Executive Vice President, joined the firm in 1999, after having served as a Vice President of Investments for Janney Montgomery Scott, LLC, and in various other positions with them for over 20 years. Mr. Smartt is a member of the Philadelphia Securities Association and has a B.A. in Business Administration from Stetson University.

Joseph C. Mareci, Vice President, joined the firm in 1996 with over 7 years experience in the investment industry. Mr. Mareci is a member of the Philadelphia Securities Association and the Financial Analysts of Philadelphia. He has a B.S. in Finance from Pennsylvania State University.

WHAT ARE WALNUT'S RESPONSIBILITIES AS SUB-ADVISER TO THE PORTFOLIO?

Walnut will be responsible for the day-to-day investments of the Portfolio and will choose the securities in which the Portfolio invests. Walnut also will provide the Portfolio with investment advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. Walnut will report to and be under the general supervision of CQFA. CQFA will have primary responsibility for the activities of Walnut and will report to the Board with respect to Walnut's activities. Currently, Walnut reports directly to the Board of Directors. Under the proposed agreement, Walnut will report directly to CQFA.

IF WALNUT BECOMES THE SUB-ADVISER, WILL MY FEES INCREASE?

If Walnut becomes sub-adviser to the Portfolio, instead of receiving fees directly from the Portfolio, CQFA will pay a portion of the fee it receives to Walnut. CQFA will be paid a management fee of 1.00%, out of which it will pay Walnut a fee of 0.60%, the same amount of fees currently being paid to Walnut by the Portfolio. Accordingly, your overall investment management fees will increase by 0.40% annually, the difference being the difference between the amount currently being paid to Walnut by the Portfolio (0.60%) and the additional amount paid to CQFA under the Master Investment Advisory Agreement. The Board believes that the benefits to your Portfolio of having a general investment manager outweigh the increase in fees.

Walnut has agreed to serve as sub-adviser for the same fees it currently received as adviser. A copy of the Sub-Investment Advisory Agreement for the Portfolio as approved by the Board is included as Exhibit 4 to this proxy.

The overall financial effect of Walnut's change from adviser to sub-adviser, and the addition of CQFA as adviser to the Portfolio, is discussed in the detailed tables contained in Proposal # 2 under the paragraph heading, "If CQFA Becomes the Investment Adviser, Will My Fees Increase?"

HOW WILL THE APPROVAL OF WALNUT AFFECT THE INVESTMENT MANAGEMENT OF MY
PORTFOLIO?

Your shares will not change. CQFA and Walnut have each pledged to the Board that it will provide, or continue to provide, the same high quality investment management services to your Portfolio that your Portfolio has enjoyed in the past.

Since CQFA, and not Walnut, will be primarily responsible for the reporting and monitoring functions previously shouldered entirely by Walnut, Walnut will now have more time to devote to investment management. The Board is confident that the new arrangement will allow your Portfolio to have a greater opportunity to prosper than under the current arrangement.

WHAT HAPPENS IF WALNUT IS NOT APPROVED AS THE SUB-ADVISER?

Your vote on this Proposal is only valid if Proposal # 2 has passed as to all Portfolios. If Proposal # 2 is rejected, the situation with your Portfolio will remain as it was and Walnut will continue to serve as the Portfolio's investment adviser. However, if Proposal # 2 is approved and you reject this Proposal, then CQFA will be the sole provider of investment advisory services to your Portfolio.

If you and your fellow shareholders reject this Proposal, the Board will consider alternate investment management options.

BOARD CONSIDERATIONS

At its meeting on March 7, 2002, the Board analyzed the proposed manager of managers arrangement and decided that the benefits of such an arrangement outweighed the increase in fees. The Board then noted with approval that CQFA was recommending that Walnut be retained as a sub-adviser. The Board, in its deliberations, noted that Walnut had been a long standing manager for the Portfolio, had performed well, was willing to continue to provide services to the Portfolio, and would paid the same fees as before the change in management structure. The Board was cognizant of the advantages of maintaining a continuity of investment expertise for the Portfolio, and also desired to assure that the change would cause a minimum of disruption to the normal operation of the Portfolio. For those reasons, the Board decided to approve Walnut's continuance as sub-adviser to the Portfolio and to recommend Walnut to the shareholders for approval.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 3(B)?

--------------------------------------------------------------------------------
     YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS
                      THAT YOU VOTE "FOR" PROPOSAL # 3(B).
--------------------------------------------------------------------------------

PROPOSAL # 3(C)     NEW SUB-ADVISORY AGREEMENT FOR THE CUMBERLAND TAXABLE INCOME
                    PORTFOLIO

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL?

You may vote on this Proposal only if you were a shareholder of record of shares of the Cumberland Taxable Income Portfolio on April 15, 2002.

WHO HAS THE BOARD CHOSEN TO SERVE AS THE FUND'S SUB-ADVISER?

Cumberland Advisors, Inc. ("Cumberland") currently serves as the investment adviser to the Portfolio. Under the current agreement with the Portfolio, Cumberland provides the Portfolio with a continuous program of investment management, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

CQFA, with the Board's consent, has asked Cumberland to continue to serve the Portfolio as its sub-adviser and Cumberland has agreed to do so, subject to final shareholder approval.

WHY DID CQFA AND THE BOARD CHOOSE CUMBERLAND ADVISORS, INC.?

Cumberland has served as the Portfolio's investment adviser since its inception on August 30, 2000. Both CQFA and the Board have been very pleased with Cumberland's performance as investment adviser to the Portfolio, and both asked Cumberland to stay on as sub-adviser in order to provide continuity of day-to-day investment management for the Portfolio.

TELL ME SOMETHING ABOUT CUMBERLAND'S BACKGROUND.

Cumberland Advisors Inc. ("Cumberland") is a personal service, money management firm headquartered in New Jersey with clients in 26 states and in several foreign countries. It was originally founded by Sheldon Goldberg and David Kotok in 1973. As a result of a merger in early 1998, Cumberland is now an independently incorporated subsidiary of Ryan Beck and Co. On July 1, 1998, Ryan Beck and Co. LLC became a part of BankAtlantic Bancorp, the largest independent banking organization headquartered in Florida.

The Portfolio management team members are as follows:

David R Kotok, President and Chief Investment Officer. Mr. Kotok is a Wharton School graduate and co-founded the firm in 1973. His articles and economic analyses have appeared in such general publications as The New York Times and The Wall Street Journal and financial publications like the Journal of Accountancy, The Bond Buyer, and The Wall Street Transcript. Mr. Kotok is a Commissioner of the Delaware River Port Authority and has served as a board member of the New Jersey Economic Development Authority and as Chairman of The NJ Casino Reinvestment Development Authority. He also served on the Treasury Transition Teams for New Jersey Governors Kean and Whitman. Active in community affairs, Mr. Kotok co-chaired the Liberty Park Monument Committee and served on the Executive Committee of the National Conference on Soviet Jewry. He is a past Co-Chair of the New Jersey-Israel Commission and has held various leadership positions with the United Jewish Appeal, the American-Israel Public Affairs Committee, and other communal organizations.

John R. Mousseau, CFA , Vice President and Portfolio Manager, joined the firm in 2000. From 1993 to 2000 he was Portfolio Manager and Director of Municipal Bond Investments for Lord Abbett & Company. Prior to that he served as First Vice President and Director of Municipal Portfolio Analysis for Shearson Lehman Brothers and a predecessor firm, E.F. Hutton, from 1981 to 1993. Mr. Mousseau holds an AB degree in Economics from Georgetown University and an M.A. degree in Economics from Brown University. A Chartered Financial Analyst, he is a member of the New York Society of Securities Analysts where he serves on the Society's High Net Worth Investor's Committee. In addition, he serves as an instructor at the New York Institute of Finance.

Sheldon E. Goldberg is a founding partner, Portfolio Manager and Consultant of Cumberland Advisors, Inc. He is also President of Cumberland Brokerage Corporation. Mr. Goldberg graduated from Rowan University (Glassboro State). Prior to establishing Cumberland Advisors in 1973, Mr. Goldberg was a Vice President of Bache and Co., predecessor of Prudential Securities, having managed offices in New Jersey, Pennsylvania, and New York City. Mr. Goldberg is Chairman of Matterhorn Asset Management Co. and served on the Advisory Board of the Small Funds Committee of the No-Load Mutual Fund Association. He is a member of the Executive Committee of the First Republic Bank Board of Directors, a Philadelphia banking institution. Mr. Goldberg is also Chairman of National CD Sales Corporation, a jumbo certificate of deposit sales company.

Joel L. Naroff became associated with Cumberland Advisors in August, 2000. He is the founder of Naroff Economic Advisors, a strategic economic consulting firm. Mr. Naroff worked in the banking industry for fourteen years as Chief Bank Economist at First Union Corp., Chief Economist at First Fidelity Bancorp and Director of Regional Economic Research at Fidelity Bank prior to coming to Cumberland. He has been involved with asset/liability, portfolio management as well as strategic planning. He has assisted numerous states, local governments and school boards on financial and economic development issues. Mr. Naroff received his Ph.D. in economics from Brown University. He is a member of the Board of Directors of the Pennsylvania Economy League, is past Chair of the American Bankers Association's Economic Advisory Committee and is past President of the Philadelphia Council of Business Economists.

Matthew L. Forester is a Research Associate and Portfolio Manager for Cumberland. Mr. Forester graduated from the Wharton School of Finance at the University of Pennsylvania with a degree in finance and political science. Mr. Forester joined Cumberland in 1989.

WHAT ARE CUMBERLAND'S RESPONSIBILITIES AS SUB-ADVISER TO THE PORTFOLIO?

Cumberland will be responsible for the day-to-day investments of the Portfolio and will choose the securities in which the Portfolio invests. Cumberland also will provide the Portfolio with investment advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. Cumberland will report to and be under the general supervision of CQFA. CQFA will have primary responsibility for the activities of Cumberland and will report to the Board with respect to Cumberland's activities. Currently, Cumberland reports directly to the Board of Directors. Under the proposed arrangement, Cumberland will report directly to CQFA.

IF CUMBERLAND BECOMES THE SUB-ADVISER, WILL MY FEES INCREASE?

If Cumberland becomes sub-adviser to the Portfolio, instead of receiving fees directly from the Portfolio, CQFA will pay a portion of the fee it receives to Cumberland. CQFA will be paid a management fee of 1.00%, out of which it will pay Cumberland a fee of 0.38%, the same amount of fees currently being paid to Cumberland by the Portfolio. Accordingly, your overall investment management fees will increase by 0.42% annually, the difference being the difference between the amount currently being paid to Cumberland by the Portfolio (0.38%) and the additional amount paid to CQFA under the Master Investment Advisory Agreement. The Board believes that the benefits to your Portfolio of having a general investment manager outweigh the increase in fees.

Cumberland has agreed to serve as sub-adviser for the same fees it currently received as adviser. A copy of the Sub-Investment Advisory Agreement for the Portfolio as approved by the Board is included as Exhibit 5 to this proxy.

The overall effect of Cumberland's change from adviser to sub-adviser, and the addition of CQFA as adviser to the Portfolio, is discussed in the detailed tables contained in Proposal # 2 under the paragraph heading, "If CQFA Becomes the Investment Adviser, Will My Fees Increase?"

HOW WILL THE APPROVAL OF CUMBERLAND AFFECT THE INVESTMENT MANAGEMENT OF MY PORTFOLIO?

Your shares will not change. CQFA and Cumberland have each pledged to the Board that it will provide, or continue to provide, the same high quality investment management services to your Portfolio that your Portfolio has enjoyed in the past.

Since CQFA, and not Cumberland, will be primarily responsible for the reporting and monitoring functions previously shouldered entirely by Cumberland, Cumberland will now have more time to devote to investment management. The Board is confident that the new arrangement will allow your Portfolio to have a greater opportunity to prosper than under the current arrangement.

WHAT HAPPENS IF CUMBERLAND IS NOT APPROVED AS THE SUB-ADVISER?

Your vote on this Proposal is only valid if Proposal # 2 has passed as to all Portfolios. If Proposal # 2 is rejected, the situation with your Portfolio will remain as it was and Cumberland will continue to serve as the Portfolio's investment adviser. However, if Proposal # 2 is approved and you reject this Proposal, then CQFA will be the sole provider of investment advisory services to your Portfolio.

If you and your fellow shareholders reject this Proposal, the Board will consider alternate investment management options.

BOARD CONSIDERATIONS

At its meeting on March 7, 2002, the Board analyzed the proposed manager of managers arrangement and decided that the benefits of such an arrangement outweighed the increase in fees. The Board then noted with approval that CQFA was recommending that Cumberland be retained as a sub-adviser. The Board, in its deliberations, noted that Cumberland had been a long standing manager for the Portfolio, had performed well, was willing to continue to provide services to the Portfolio, and would paid the same fees as before the change in management structure. The Board was cognizant of the advantages of maintaining a continuity of investment expertise for the Portfolio, and also desired to assure that the change would cause a minimum of disruption to the normal operation of the Portfolio. For those reasons, the Board decided to approve Cumberland's continuance as sub-adviser to the Portfolio and to recommend Cumberland to the shareholders for approval.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 3(C)?

--------------------------------------------------------------------------------
     YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS
                      THAT YOU VOTE "FOR" PROPOSAL # 3(C).
--------------------------------------------------------------------------------

PROPOSAL # 3(D)     NEW SUB-ADVISORY AGREEMENT FOR THE BALDWIN LARGE-CAP GROWTH
                    PORTFOLIO

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL?

You may vote on this Proposal only if you were a shareholder of record of shares of the Baldwin Large-Cap Growth Portfolio on April 15, 2002.

WHO HAS THE BOARD CHOSEN TO SERVE AS THE FUND'S SUB-ADVISER?

Baldwin Investment Management, LLC ("Baldwin") currently serves as the investment adviser to the Portfolio. Under the current agreement with the Portfolio, Baldwin provides the Portfolio with a continuous program of investment management, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

CQFA, with the Board's consent, has asked Baldwin to continue to serve the Portfolio as its sub-adviser and Baldwin has agreed to do so, subject to final shareholder approval.

WHY DID CQFA AND THE BOARD CHOOSE BALDWIN INVESTMENT MANAGEMENT, LLC?

Baldwin has served as the Portfolio's investment adviser since August 30, 2000. Both CQFA and the Board have been very pleased with Baldwin's performance as investment adviser to the Portfolio, and both asked Baldwin to stay on as sub-adviser in order to provide continuity of day-to-day investment management for the Portfolio.

TELL ME SOMETHING ABOUT BALDWIN'S BACKGROUND.

Baldwin Investment Management, 100 Four Falls Corporate Center, Suite 202, West Conshohocken, Pennsylvania 19428 ("Baldwin"), is a private and independently owned firm created to serve families, foundations and non-profit institutions as investment advisors, family office specialists, and insurance counselors.

The following members of Baldwin Investment Management will be advising the Large Cap Growth Portfolio:

David Buten, Managing Director, is a Portfolio Manager and Director of Marketing. Mr. Buten came to Baldwin from Prudential Securities, where he was a 1st Vice President and a Prudential Securities Portfolio Manager from 1992 to 1999. He is a graduate of the Wharton School of the University of Pennsylvania and has been in the investment business except for a twelve year period as the director of a museum specializing in Wedgwood Ceramics.

Peter H. Havens, Chairman, founded Baldwin in 1999 after serving as a member of the Board of Directors and Executive Vice President of The Bryn Mawr Trust Company since 1995. Previously he organized and operated the family office of Kewanee Enterprises. Peter received his B. A. from Harvard College and his M. B.
A. from Columbia Business School.

Susan Berry Kohlhas, Managing Director, is Director of Research and a Portfolio Manager. She came to Baldwin in 1999 from Investment Counselors of Bryn Mawr, where she held similar positions. She has 18 years of experience in the financial services industry. Ms. Kohlhas attended The College of William and Mary and the University of Delaware, earning a B.A. in Economics and History, Summa Cum Laude and Phi Beta Kappa.

Cathy Berry Sutton, Managing Director and Portfolio Manager since 1999. With fourteen years of experience in the financial world, she joined Baldwin from Prudential Securities where she was a Vice President since 1988. Ms. Sutton received her B.A. from Davis & Elkins College. She is a member of IMCA.

Betty K. Taylor, Portfolio Manager, joined the firm in 1999. She served in a similar position at Investment Counselors of Bryn Mawr since 1996 after thirty-three years with Brown Brothers Harriman & Company. She graduated from Temple University, Summa Cum Laude. Ms. Taylor is a member of the Financial Analysts of Philadelphia, The Philadelphia Securities Association and the Philadelphia Estate Planning Council.

WHAT ARE BALDWIN'S RESPONSIBILITIES AS SUB-ADVISER TO THE PORTFOLIO?

Baldwin will be responsible for the day-to-day investments of the Portfolio and will choose the securities in which the Portfolio invests. Baldwin also will provide the Portfolio with investment advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. Baldwin will report to and be under the general supervision of CQFA. CQFA will have primary responsibility for the activities of Baldwin and will report to the Board with respect to Baldwin's activities.

IF BALDWIN BECOMES THE SUB-ADVISER, WILL MY FEES INCREASE?

If Baldwin becomes sub-adviser to the Portfolio, instead of receiving fees directly from the Portfolio, CQFA will pay a portion of the fee it receives to Baldwin. CQFA will be paid a management fee of 1.00%, out of which it will pay Baldwin a fee of 0.60%, the same amount of fees currently being paid to Baldwin by the Portfolio. Accordingly, your overall investment management fees will increase by 0.40% annually, the difference being the difference between the amount currently being paid to Baldwin by the Portfolio (0.60%) and the additional amount paid to CQFA under the Master Investment Advisory Agreement. The Board believes that the benefits to your Portfolio of having a general investment manager outweigh the increase in fees.

Baldwin has agreed to serve as sub-adviser for the same fees it currently received as adviser. A copy of the Sub-Investment Advisory Agreement for the Portfolio as approved by the Board is included as Exhibit 6 to this proxy.

The overall effect of Baldwin's change from adviser to sub-adviser, and the addition of CQFA as adviser to the Portfolio, is discussed in the detailed tables contained in Proposal # 2 under the paragraph heading, "If CQFA Becomes the Investment Adviser, Will My Fees Increase?"

HOW WILL THE APPROVAL OF BALDWIN AFFECT THE INVESTMENT MANAGEMENT OF MY
PORTFOLIO?

Your shares will not change. CQFA and Baldwin have each pledged to the Board that it will provide, or continue to provide, the same high quality investment management services to your Portfolio that your Portfolio has enjoyed in the past.

Since CQFA, and not Baldwin, will be primarily responsible for the reporting and monitoring functions previously shouldered entirely by Baldwin, Baldwin will now have more time to devote to investment management. The Board is confident that the new arrangement will allow your Portfolio to have a greater opportunity to prosper than under the current arrangement.

WHAT HAPPENS IF BALDWIN IS NOT APPROVED AS THE SUB-ADVISER?

Your vote on this Proposal is only valid if Proposal # 2 has passed as to all Portfolios. If Proposal # 2 is rejected, the situation with your Portfolio will remain as it was and Baldwin will continue to serve as the Portfolio's investment adviser. However, if Proposal # 2 is approved and you reject this Proposal, then CQFA will be the sole provider of investment advisory services to your Portfolio.

If you and your fellow shareholders reject this Proposal, the Board will consider alternate investment management options.

BOARD CONSIDERATIONS

At its meeting on March 7, 2002, the Board analyzed the proposed manager of managers arrangement and decided that the benefits of such an arrangement outweighed the increase in fees. The Board then noted with approval that CQFA was recommending that Baldwin be retained as a sub-adviser. The Board, in its deliberations, noted that Baldwin had been a long standing manager for the Portfolio, had performed well, was willing to continue to provide services to the Portfolio, and would paid the same fees as before the change in management structure. The Board was cognizant of the advantages of maintaining a continuity of investment expertise for the Portfolio, and also desired to assure that the change would cause a minimum of disruption to the normal operation of the Portfolio. For those reasons, the Board decided to approve Baldwin's continuance as sub-adviser to the Portfolio and to recommend Baldwin to the shareholders for approval.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 3(D)?

--------------------------------------------------------------------------------
     YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS
                      THAT YOU VOTE "FOR" PROPOSAL # 3(D).
--------------------------------------------------------------------------------

    ------------------------------------------------------------------------

                                OTHER INFORMATION

UNDERWRITER

Citco-Quaker Fund Distributors, Inc. ("CQFD") 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, is a broker/dealer registered as such with the Securities and Exchange Commission, and is a member in good standing of the National Association of Securities Dealers. CQFD has been chosen to provide underwriting services to each Portfolio of the Fund beginning on April 1, 2002. CQFD is a wholly-owned subsidiary of CQFS. CQFD will be paid a flat fee of $12,000, annually, by the Fund for its distribution services to all Portfolios of the Fund.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING

Citco-Quaker Fund Services, Inc., 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, provides administrative, transfer agent, and accounting services to each Fund pursuant to a written agreement with the Fund.

ALLOCATION OF PORTFOLIO TRANSACTIONS

Each Adviser and Sub-Adviser, in effecting purchases and sales of portfolio securities for the account of the Fund, is responsible for insuring that such purchases and sales are effected in accordance with the Fund's policy of seeking best execution of orders, which includes best net prices, except to the extent that the Sub-Advisers may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Portfolio s. Any research benefits derived are available for all clients, including clients of affiliated companies. Since statistical and other research information is only supplementary to research efforts of the Adviser and the Sub-Advisers, and such information still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce the Sub-Advisers' expenses. In selecting among firms believed to meet the criteria for handling a particular transaction, the Sub-Advisers may give consideration to those firms that have sold or are selling shares of the Fund, as well as to those firms that provide market, statistical and other research information to the Fund, a particular Portfolio, the Adviser and to the Sub-Advisers. The Adviser and the Sub-Advisers are not authorized to pay higher commissions, or in the case of principal trades, higher prices, to firms that provide such services, except as provided below.

The Adviser and the Sub-Advisers may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services. Subject to Section 28(e) of the Securities Exchange Act of 1934 and procedures adopted by the Board, the Portfolio s could pay to a firm that provides research services to the Adviser and/or the Sub-Advisers a commission for effecting a securities transaction for a Fund in excess of the amount other firms would have charged for the transaction. The Portfolio could do this if the Adviser and/or the Sub-Advisers determine(s) in good faith that the greater commission is reasonable in relation to the value of the research services provided by the executing firm viewed in terms either of a particular transaction or the Adviser's and/or the Sub-Advisers' overall responsibilities to the Portfolios or other clients. Not all such research services may be useful or of value in advising a particular series. Research benefits will be available for all clients of the Adviser and/or Sub-Advisers and its/their subsidiaries. In addition, the investment management fee paid by the Fund to the Adviser is not reduced because it receives these research services.

PROPOSALS OF SHAREHOLDERS

As a Maryland corporation, the Fund is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Fund does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Fund no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

FINANCIAL STATEMENTS

The financial statements for each Portfolio and the Fund are incorporated herein by reference to the Fund's audited annual financial report, dated October 31, 2001, and the Fund's unaudited semi-annual financial report, dated April 30, 2001.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A

                            TOTAL OUTSTANDING SHARES
                                OF EACH PORTFOLIO
                              AS OF APRIL 15, 2002

--------------------------------------------------------------------------------
NAME OF QUAKER FUND                                           TOTAL
--------------------------------------------------------------------------------
McGlinn Balanced Portfolio                                                73,950
--------------------------------------------------------------------------------
Walnut Asset Management Equity Portfolio                                  69,551
--------------------------------------------------------------------------------
Cumberland Taxable Income Portfolio                                      237,238
--------------------------------------------------------------------------------
Baldwin Large-Cap Growth Portfolio                                       118,291
--------------------------------------------------------------------------------
Penn Street Advisors Sector Rotational Portfolio                         297,589
--------------------------------------------------------------------------------

                              HOLDERS OF MORE THAN
                          5% OF EACH PORTFOLIO'S SHARES
                              AS OF APRIL 15, 2002

-----------------------------------------------------------------------------------------
                                          NAME OF
                                          PORTFOLIO IN                      % OWNERSHIP
                                          WHICH SHARES       NUMBER OF      OF TOTAL FUND
NAME OF SHAREHOLDER                       HELD               SHARES OWNED   SHARES
-----------------------------------------------------------------------------------------

                                          Walnut Asset
                                          Management
M. Shea, an individual                    Equity                 3,676          5.29%
-----------------------------------------------------------------------------------------

                                          Walnut Asset
                                          Management
Ms. Myrna Schneider, an individual        Equity                 6,353          9.13%
-----------------------------------------------------------------------------------------

                                          Walnut Asset
                                          Management
Mr. Michael J. Egan, an individual        Equity                 6,434          9.25%
-----------------------------------------------------------------------------------------

                                          Walnut Asset
                                          Management
Ms. Nora M. Brownell, an individual       Equity                 6,905          9.93%
-----------------------------------------------------------------------------------------

                                          Walnut Asset
                                          Management
Mr. William Reading, an individual        Equity                 6,333          9.11%
-----------------------------------------------------------------------------------------

                                          Walnut Asset
                                          Management
Mr. Samuel McCullough, an individual      Equity                 7,611         10.94%
-----------------------------------------------------------------------------------------

                                          Walnut Asset
                                          Management
Ms. Katherine McCullough, an individual   Equity                 4,394          6.32%
-----------------------------------------------------------------------------------------

                                          Walnut Asset
                                          Management
Mr. Samuel A. McCullough, an individual   Equity                 8,406         12.09%
-----------------------------------------------------------------------------------------

                                          Walnut Asset
                                          Management
Mr. William L. Wetty, an individual       Equity                 5,208          7.49%
-----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                                          NAME OF
                                          PORTFOLIO IN                      % OWNERSHIP
                                          WHICH SHARES       NUMBER OF      OF TOTAL FUND
NAME OF SHAREHOLDER                       HELD               SHARES OWNED   SHARES
-----------------------------------------------------------------------------------------

                                          Penn Street
                                          Advisors Sector
Mr. Thomas W. Martell, an individual      Allocation           16,545           5.56%
-----------------------------------------------------------------------------------------

                                          Penn Street
                                          Advisors Sector
Mr. Michael Guilfoile, an individual      Allocation           61,369          20.62%
-----------------------------------------------------------------------------------------

                                          McGlinn Balanced
Mr. Richard Coghlan, an individual                             14,641          19.80%
-----------------------------------------------------------------------------------------

                                          McGlinn Balanced
Ms. Mary E. Hafer, an individual                                9,761          13.20
-----------------------------------------------------------------------------------------

                                          McGlinn Balanced
Mr. Daniel G. Lonergan, an individual                           4,697           6.35%
-----------------------------------------------------------------------------------------

                                          McGlinn Balanced
Security Abstract of Pennsylvania                              13,052          17.65%
-----------------------------------------------------------------------------------------

                                          McGlinn Balanced
Mr. Richard Coghlan, an individual                             10,995          14.87%
-----------------------------------------------------------------------------------------

                                          Cumberland
Mr. Wayne R. Huey, Jr., an individual     Taxable Income       14,182           5.98%
-----------------------------------------------------------------------------------------

                                          Cumberland
Mr. Thomas W. Martell, an individual      Taxable Income       26,067          10.99%
-----------------------------------------------------------------------------------------

                                          Cumberland
Mr. Mel A. Shaftel                        Taxable Income       16,528           6.85%
-----------------------------------------------------------------------------------------

                                          Cumberland
Mr. Samuel McCullough, an indovidual      Taxable Income       15,785           6.65%
-----------------------------------------------------------------------------------------

                                          Baldwin
Mr. Mark Berry, an individual             Large-Cap Growth      7,028           5.94%
-----------------------------------------------------------------------------------------

                                          Baldwin
Millennium Bank, N.A.                     Large-Cap Growth      5,969           5.05%
-----------------------------------------------------------------------------------------

                                          Baldwin
Mr. Thomas W. Martell                     Large-Cap Growth     16,901          14.29%
-----------------------------------------------------------------------------------------

                                    EXHIBIT 1
                     FORM OF AGREEMENT & PLAN OF SUCCESSION

                        AGREEMENT AND PLAN OF SUCCESSION

     THIS AGREEMENT AND PLAN OF SUCCESSION, dated as of April 15, 2002 (the "Agreement"), is made by and between CITCO-QUAKER FUND ADVISORS, INC. ("CQFA"), a corporation operating under the laws of the State of Delaware with its principal business office located at 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, and PENN STREET FUNDS, INC., a Maryland corporation ("Fund").

     WHEREAS, the Board of Directors of the Fund has determined that the engagement of CQFA to provide investment advisory services to the Fund on the terms described herein is in the best interests of the Fund and its shareholders; and

     WHEREAS, CQFA is prepared to provide such services on the terms and conditions described herein; and

     WHEREAS, CQFA and Millennium Capital Advisors of Pennsylvania, Inc. ("Millennium") have entered into an Asset Purchase Agreement, dated of even date herewith (the form of which is attached hereto as Exhibit 1); and

     WHEREAS, the Board of Directors of the Fund has also determined that it would be in the best interests of the Fund and its shareholders to enter into new administrative, transfer agency, custodial, and distribution agreements, all on the terms described in the Asset Purchase Agreement and herein.

     NOW, THEREFORE, in consideration of the representations, warranties, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.   EXECUTION OF MANAGEMENT AND OTHER AGREEMENTS

     Subject to the terms and conditions set forth herein, the Fund hereby agrees to enter into:

     (i) an Investment Advisory Agreement with CQFA (the form of which is attached hereto as Exhibit 2;

     (ii) a Plan of Distribution (the form of which is attached hereto as Exhibit 3);

     (iii) an Underwriting Agreement (the form of which is attached hereto as Exhibit 4); and

     (iv) the Asset Purchase Agreement (the form of which is attached hereto as Exhibit 1, collectively, "New Contracts").

2.   CLOSING AND CLOSING DATE

     2.1 The closing date ("Closing Date") shall be the date specified by CQFA that is within three business days of the date upon which the last of the Requisite Approvals (as hereinafter defined) is obtained or such later date as the parties may agree, but in any event shall be the same date and time as the closing date under the Asset Purchase Agreement. The closing ("Closing") on the transactions contemplated by this Plan of Succession ("Transactions") shall be held at the office of CQFA, 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, or at such other place as the parties shall mutually agree.

     2.2 At the Closing, the parties to this Plan of Succession shall execute and deliver, or shall cause to be executed and delivered by the appropriate persons, the New Contracts and such other documents as are necessary and appropriate to carry out the intent and purposes of this Plan of Succession.

3.   REPRESENTATIONS AND WARRANTIES OF THE FUND

     The Fund represents and warrants to CQFA as follows:

     (a)  REGISTRATION AND REGULATION OF THE FUND.
          The Fund is duly registered with the Securities and Exchange Commission ("Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). All shares of the Fund that have been offered for sale were legally and validly issued, were fully paid and non-assessable and were duly registered under the Securities Act of 1933, as amended ("1933 Act"), and were duly registered, qualified, or exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares were offered for sale as specified in Schedule 3 hereof, and no action has been taken by the Fund or any state or federal regulatory authority to revoke, withdraw, or rescind any such registration or qualification. The Fund is in compliance in all material respects with all applicable federal laws, rules, and regulations, including, without limitation, the 1940 Act, the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the Internal Revenue Code of 1986, as amended (the "Code"), and all applicable state securities laws and rules, except for any non-compliance therewith as is disclosed in Schedule 3.

     (b)  COMPLIANCE.
          The Fund is in compliance in all material respects with the investment policies and restrictions set forth in the Fund's registration statement currently in effect and the value of the Fund's net assets has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in the Fund's registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Fund, threatened against the Fund that would question the right, power, or capacity of (i) CQFA to act as manager or investment adviser to the Fund or (ii) the Fund to enter into this Plan of Succession or to consummate the Transactions.

     (c)  FUND ORGANIZATION.
          The Fund is a corporation that is duly incorporated, validly existing, and in good standing under the laws of the State of Maryland. The Fund has the requisite corporate power and authority to own all of its properties and assets and to carry on its business as it is now being conducted.

     (d)  ARTICLES AND BY-LAWS.
          True and complete copies of the Fund's Articles of Incorporation and By-Laws and all amendments thereto to date are attached hereto as part of Schedule 3. Schedule 3 also includes a true and complete list of all of the officers and directors of the Fund.

     (e)  TAX QUALIFICATION.
          The Fund is qualified, and has been qualified for all taxable years during which it has conducted business, as a "regulated investment company" under Subchapter M of the Code.

     (f)  TAXES.
          The Fund has (i) timely filed in accordance with applicable laws all tax returns required to be filed on or before the Closing Date, (ii) paid all taxes shown to have become due pursuant to such tax returns, and (iii) paid all taxes for which a notice of or assessment or demand for payment has been received or which are otherwise due or payable, other than taxes that are being contested in good faith, which contests are set forth in Schedule 3. Except as set forth in Schedule 3, in respect of the Fund (A) there is no action, suit, proceeding, investigation, audit, claim, or assessment pending or proposed with respect to taxes or with respect to any tax return, (B) all amounts required to be collected or withheld by the Fund with respect to taxes have been duly collected or withheld and any such amounts that are required to be remitted to any taxing authority have been duly remitted, (C) no extension of time within which to file any tax return has been requested which tax return has not since been filed, (D) there are no security interests for taxes upon any assets of the Fund, and (E) there are no waivers or extensions of any applicable statute of limitations for the assessment or collection of taxes with respect to any tax return that remain in effect. All tax returns and any other tax reports or documents, including, without limitation, reports on Form 1099, required by the Code or other applicable statutes, rules, or regulations were prepared and filed or distributed in accordance with the requirements of the applicable statutes, rules, or regulations.

     (g)  FINANCIAL STATEMENTS.
          The Fund has furnished CQFA, or will so furnish prior to Closing, with copies of the audited financial statements of the Fund for its most recent fiscal year, accompanied by the report of independent public accountants for the Fund ("Financial Statements"). Such Financial Statements of the Fund have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly reflect the financial position of the Fund as of the dates thereof and the results of its operations and changes in its financial position for the periods included therein. Except as reflected on Schedule 3, as of the date hereof and as of the Closing Date, the Fund does not have any material debts, liabilities, or obligations of any nature (whether accrued, absolute, contingent, direct, indirect, perfected, inchoate, unliquidated, or otherwise), except (i) to the extent clearly and accurately reflected and accrued for or fully reserved against in the Financial Statements, (ii) for liabilities specifically delineated as to nature and amount on the Schedules to this Plan of Succession, or (iii) for liabilities and obligations which have arisen after August 15, 2000 in the ordinary course of business substantially consistent with past custom and practice (none of which is a liability resulting from employment practices, breach of contract, securities
          enforcement,   breach  of  warranty,   tort,  infringement  claim,  or
          lawsuit).

     (h)  CONTRACTS.
          Except for the contracts and agreements disclosed on Schedule 3, full and complete copies of which have been delivered to CQFA, the Fund is not a party to or subject to any contract with Millennium or any affiliate thereof or any other material contract, debt instrument, plan, lease, franchise, license, or permit (other than permits issued under the state securities law) of any kind or nature whatsoever. Except as disclosed in Schedule 3, no material default exists under any of the contracts and agreements listed on Schedule 3. All investment advisory-related services were rendered to the Fund pursuant to an agreement that was approved by the Fund's board of directors and shareholders in accordance with all applicable laws and regulations.

     (i)  BOOKS.
          The books and records of the Fund reflecting, among other things, the purchase and sale of shares of the Fund by shareholders, the number of issued and outstanding shares owned by each shareholder, and the state or other jurisdiction in which such shares were offered and sold, are, complete and accurate in all material respects. The authorized capital stock of the Fund as of the date of this Plan of Succession and the issued and outstanding number of shares of the Fund as of January 31, 2002, are disclosed on Schedule 2 hereof.

     (j)  MINUTE BOOK.
          The minute book of the Fund contains true and correct copies of (i) the minutes of each meeting of and (ii) all written consents of the board of directors and stockholders of the Fund.

     (k) PROSPECTUS; STATEMENT OF ADDITIONAL INFORMATION; REPORTS; AND SHAREHOLDER COMMUNICATIONS.
          The most recent prospectus and statement of additional information ("SAI") for the Fund, copies of which have previously been furnished to CQFA, as of the date of each prospectus and SAI, do not contain, and as supplemented by any supplement thereto, as of the date of such supplement, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other reports filed with regulatory authorities and shareholder communications, including, without limitation, the Fund's most recent annual and semi-annual reports, as of the date of such communication, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (l)  ABILITY TO CONDUCT THE BUSINESS.
          The Fund is not subject to or bound by any judgment, order, writ, injunction, or decree of any court, or of any governmental body, including the Securities and Exchange Commission ("Commission"), or of any arbitrator, that, now or after the Closing Date would prevent, impair, or hinder the conduct of the business material to the Fund in accordance with its current practices.

     (m)  LITIGATION OR PROCEEDINGS.
          No litigation, investigation, inquiry or governmental proceeding is pending, or to the knowledge of the Fund, threatened against or affecting the Fund or the properties, assets or business of the Fund before any court, arbitrator or federal, state, local, or foreign governmental or regulatory agency or authority or self-regulatory authority that would be material to the Fund or delay, hinder, or prohibit the execution and delivery of this Plan of Succession, the solicitation of proxies from shareholders of the Fund in the manner contemplated herein, the execution or delivery of the New Contracts by the Fund or the consummation of the Transactions.

     (n)  AUTHORITY.
          The Fund has full corporate power and authority to enter into this Plan of Succession and to perform its obligations hereunder. The Fund has taken all corporate or other action necessary to be taken by it to authorize the execution, delivery and performance of this Plan of Succession. This Plan of Succession has been duly executed and delivered by the Fund and is a valid and legally binding obligation of the Fund, enforceable against it in accordance with its terms, except as may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity.

     (o)  NO VIOLATIONS.
          The Fund is not subject to or obligated under its articles of incorporation or by-laws, or any material agreement, order, writ, injunction, or decree or any law, rule, or regulation of any governmental authority that would be violated by its execution, delivery, or performance of this Plan of Succession or the consummation of the Transactions, other than breaches or violations that do not and will not affect the validity or enforceability of this Plan of Succession.

     (p)  GOVERNMENTAL/REGULATORY AUTHORITIES: SHAREHOLDER APPROVAL.
          Other than as shown on Schedule 3, the Fund is not required to submit any notice, report or other filing with, or obtain any authorization, consent, or approval from, any governmental authority or self-regulatory organization or the shareholders of the Fund in connection with the execution, delivery, and performance by it of this Plan of Succession or the consummation of the Transactions ("Requisite Approvals").

4.   REPRESENTATIONS AND WARRANTIES OF CQFA

     CQFA represents and warrants to the Fund as follows:

     (a)  INCORPORATION AND QUALIFICATION.
          CQFA is duly organized, validly existing, and in good standing under the laws of the State of New Mexico, with the requisite corporate power and authority to conduct an investment management business and to own, lease, and operate properties and assets used in connection therewith. CQFA is duly qualified or licensed to do business as a foreign corporation, and is in good standing in every jurisdiction necessary to provide the advisory services to the Fund as contemplated by the Investment Advisory Agreement.

     (b)  AUTHORITY.
          CQFA has full corporate power and authority to enter into this Plan of Succession and the Investment Advisory Agreement, and to carry out the transactions contemplated herein and therein. CQFA has taken all corporate or other action necessary to be taken by it to authorize the execution, delivery, and performance of this Plan of Succession and the Investment Advisory Agreement and no further corporate, stockholder, or other action or proceeding on the part of CQFA is necessary to authorize this Plan of Succession and the consummation of the Transactions. This Plan of Succession, when duly executed and delivered by CQFA, will constitute a valid and binding agreement of CQFA, enforceable against it in accordance with its terms, except as may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally, and subject to general principles of equity.

     (c)  NO VIOLATIONS.
          CQFA  is  not  subject  to  or   obligated   under  its   articles  of
          incorporation or by-laws, or any material agreement, order, writ, injunction, or decree or any law, rule, or regulation of any governmental authority that would be breached or violated by its execution, delivery, or performance of this Plan of Succession or the Management Agreement or the consummation of the Transactions.

     (d)  GOVERNMENTAL REGULATORY AUTHORITIES.
          Except as described in Schedule 4 hereof, CQFA is not required to submit any notice, report, or other filing with, or obtain any authorization, consent, or approval from, any governmental authority or self-regulatory organization in connection with the execution, delivery, and performance of this Plan of Succession or the Investment Advisory Agreement or the consummation of the Transactions.

     (e)  LITIGATION OR PROCEEDINGS.
          No litigation, investigation, inquiry, or governmental proceeding is pending or threatened against CQFA before any court, arbitrator, or federal, state, local, or foreign governmental or regulatory agency or authority or self-regulatory authority that seeks to delay, hinder, or prohibit execution of this Plan of Succession, or the execution, delivery, or performance of the Investment Advisory Agreement or the consummation of the Transactions.

     (f)  REGISTRATION OR PERMITS.
          CQFA either has or will have prior to Closing full power and authority and all necessary registrations, permits, and licenses under all applicable state and federal statutes and regulations necessary to provide the services contemplated by the Investment Advisory Agreement.

5.   COVENANTS OF THE FUND AND CQFA

     5.1  SHAREHOLDER MEETING.
          The Fund will call a meeting of the Fund's shareholders to be held not later than March 31, 2002, if there are any shareholders of record in the Fund as of April 15, 2002, to take all action necessary to obtain the Requisite Approvals for the Transactions (including the election of the new Board of Directors), and to ratify the selection of the Fund's new independent accountants and any appropriate or necessary amendments to the Articles of Incorporation or Bylaws of the Fund.

     5.2 TERMINATION OF EXISTING ADVISORY, DISTRIBUTION, AND OTHER AGREEMENTS. The Fund will take, as applicable, all action necessary and appropriate to terminate the advisory, distribution and all other agreements between it and Millennium and its affiliates, and all other agreements the scope of which are covered by the New Contracts, such terminations to be effective as of the Closing Date or on such later date or dates as mutually agreed to by the parties.

     5.3  OPERATIONS OF THE FUND.
          The Fund agrees during the period from the date of this Plan of Succession through the Closing Date, and subject to its fiduciary duties, to conduct its business in the ordinary course and in a manner substantially consistent with past practices.

     5.4  COVENANTS WITH RESPECT TO PUBLICITY.
          The Fund and CQFA agree that all public announcements prior to the Closing Date shall only be made after each party has submitted, reasonably in advance, the text of such announcement to the other party at the address set forth hereinafter and each party has had a reasonable opportunity to comment thereon and has consented to the release of such public announcement (which consent shall not be unreasonably withheld); provided, however, that any party may make such disclosures as are required by law after making reasonable efforts under the circumstances to consult in advance with the other party.

     5.5 COVENANTS WITH RESPECT TO REQUISITE APPROVALS; FILING OF SUPPLEMENTS AND POST EFFECTIVE AMENDMENTS; EFFECTIVENESS OF THE NEW CONTRACTS; AND CONSUMMATION OF THE TRANSACTIONS.
          The Fund and CQFA covenant and agree that each will take any and all actions necessary and appropriate to ensure that the Requisite Approvals are timely obtained, supplements to the Fund's Prospectus and SAI are timely filed, Post-Effective Amendments to the Fund's Registration Statement are timely filed, each of the New Contracts are duly executed and delivered by the parties thereto and are in full force and effect in accordance with their respective terms as of the Closing Date, and all of the Transactions are consummated on or prior to the Closing Date.. CQFA covenants and agrees to pay for certain expenses with respect to these matters as provided for in the Asset Purchase Agreement.

6.   CONDITIONS PRECEDENT TO CLOSING

     Consummation by the parties to the Transactions are subject to the fulfillment of the following conditions on or before the Closing Date.

     6.1  REQUISITE APPROVALS.
          All Requisite Approvals shall have been obtained and closing shall have occurred under the Asset Purchase Agreement.

     6.2  EXECUTION AND DELIVERY OF THE SERVICE CONTRACTS.
          The Fund shall have delivered to CQFA executed copies of the New Contracts, and the Fund shall have taken such other steps to as is appropriate to permit CQFA's to assume its duties hereunder.

7.   CONDITIONS PRECEDENT TO OBLIGATION OF THE FUND

     The obligation of the Fund to consummate the Transactions shall be subject, at its election, to the satisfaction of the following conditions on or before the Closing Date:

     7.1  NO  BREACH  OF  COVENANTS:   TRUE  AND  CORRECT   REPRESENTATIONS  AND
          WARRANTIES.
          There shall have been no material breach by CQFA in the performance of any of its covenants herein to be performed by it in whole or in part prior to the Closing and the representations and warranties of CQFA contained in this Plan of Succession shall be true and correct in all material respects as of the Closing, except for representations or warranties that are made by their terms as of a specified date, which shall be true and correct in all material respects as of the specified date. The Fund shall receive at the Closing a certificate dated and validly executed on behalf of CQFA by an executive officer certifying, in such detail as the Fund may reasonably require, the fulfillment of the foregoing conditions, and restating and reconfirming as of the Closing, all of the representations AND WARRANTIES OF CQFA CONTAINED IN THIS PLAN OF SUCCESSION.

     7.2  NO LEGAL OBSTRUCTION.
          No injunction, restraining order, or order of any nature shall have been issued by or be pending before any court of competent jurisdiction or any governmental authority challenging the validity or legality of the Transactions or restraining or prohibiting the consummation of the Transactions.

8.   CONDITIONS PRECEDENT TO OBLIGATION OF CQFA

     The obligation of CQFA to complete the Transactions shall be subject, at its election, to the satisfaction of the following conditions on or before the Closing Date:

     8.1  EXECUTION AND DELIVERY OF NEW CONTRACTS.
          The Fund shall have delivered to CQFA executed copies of each of the New Contracts.

     8.2  ELECTION OF NEW DIRECTORS.
          The Fund shall have delivered a certified copy of a resolution of the Board of Directors and the shareholders of the Fund (if any as of April 15, 2002) certified by the secretary thereof as having been duly and validly adopted and in full force and effect electing new directors (the names and backgrounds of which are set forth on Schedule 8.2).

     8.3  NO  BREACH  OF  COVENANTS:   TRUE  AND  CORRECT   REPRESENTATIONS  AND
          WARRANTIES.
          There shall have been no material breach by the Fund in the performance of any of its covenants herein to be performed by it in whole or in part prior to the Closing, and the representations and warranties of the Fund contained in this Plan of Succession shall be true and correct in all material respects as of the Closing, except for representations or warranties that are made by their terms as of a specified date, which shall be true and correct in all material respects as of the specified date. CQFA shall receive at the Closing, a certificate dated and validly executed on behalf of the Fund by an executive officer certifying, in such detail as CQFA may reasonably require, the fulfillment of the foregoing conditions, and restating and reconfirming as of the Closing, all of the representations and warranties of the Fund contained in this Plan of Succession.

     8.4  NO LEGAL OBSTRUCTION.
          No injunction, restraining order or order of any nature shall have been issued by or be pending before any court of competent jurisdiction or any governmental authority challenging the validity or legality of the Transactions or restraining or prohibiting the consummation of the Transactions.

9.   BROKERAGE FEES AND EXPENSES

     The Fund represents and warrants to CQFA that it has no obligation to pay any broker's or finder's fees in connection with the Transactions. CQFA represents and warrants to the Fund that it has no obligation to pay any broker's or finder's fees in connection with the Transactions except as reflected in the Asset Purchase Agreement.

10.  SURVIVAL OF WARRANTIES

     The representations and warranties contained in this Plan of Succession or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the Transactions.

11.  TERMINATION

     This Plan of Succession will terminate automatically if all Requisite Approvals are not obtained by March 31, 2002, and all other conditions to Closing are not then satisfied. Such termination shall be without liability of one party to the other, except as provided below. This Plan of Succession may be terminated prior to the Closing Date by the written consent of the parties hereto or by any party if the other party is in material breach of any representation, warranty, covenant, or agreement set forth in the Plan of Succession and such breach is not cured within 10 days of receipt of notice identifying such breach. Any such termination shall be without prejudice to the non-breaching parties' rights to seek damages for such breach.

12.  NOTICES

     All notices, requests, demands, and other communications required or permitted hereunder shall be deemed given upon delivery to the parties at the following addresses:

     To The Fund                                To CQFA
     -----------                                -------

     Mr. G. Michael Mara                        Mr. David D. Jones
     The Penn Street Funds, Inc.                Citco-Quaker Fund Advisors, Inc.
     30 Great Valley Parkway                    1288 Valley Forge Road, Suite 88
     Malvern, PA  19482                         Valley Forge, PA  19482

     or to any other address that a party to this Agreement shall have last designated by notice given in accordance with this Section.

13.  ENTIRE AGREEMENT; MODIFICATION

     This Plan of Succession, together with its Exhibits and Schedules and the Asset Purchase Agreement, contains the entire agreement and understanding of the parties and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the Transactions. This Plan of Succession shall not be modified, supplemented, changed, or amended except by an instrument in writing signed by, or on behalf of, all parties to this Plan of Succession and making specific reference to this Plan of Succession.

14.  LAW TO GOVERN

     This Plan of Succession shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania applicable to contracts entered into and to be performed solely in the Commonwealth of Pennsylvania, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act or the rules, orders, or regulations of such governmental agencies having authority with respect to such Acts.

15.  ASSIGNMENT; SUCCESSORS

     No party shall delegate its obligations hereunder without the prior written consent of all parties, which consent may be withheld at the sole discretion of the granting party. This Plan of Succession shall bind and inure to the benefit of the parties hereto and their legal representatives and respective successors and permitted assigns.

16.  WAIVER

     No waiver by any party to this Plan of Succession of its rights under any provisions of this Plan of Succession shall be effective unless it shall be made in writing. No failure by any party to this Plan of Succession to take any action with regard to any breach of this Plan of Succession or default by the other party to this Plan of Succession shall constitute a waiver of such party's right to enforce any provision of this Plan of Succession or to take action with regard to the breach or default or any subsequent breach or default by the other party.

17.  FURTHER ASSURANCES

     Each party shall cooperate and take such actions as may be reasonably requested by the other parties hereto in order to carry out the provisions and purposes of this Plan of Succession and to complete the Transactions.

18.  COUNTERPARTS

     This Plan of Succession may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Once each party to this Plan of Succession has executed a copy of this Plan of Succession, this Plan of Succession shall be considered fully executed and effective, notwithstanding that all parties have not executed the same copy.

19.  SEVERABILITY

     In the event that any one or more of the provisions contained in this Plan of Succession, or the application thereof in any circumstances, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

20.  PARAGRAPH HEADINGS

     The paragraph headings in this Plan of Succession are for convenience of reference only and shall not be deemed to alter or affect any provision of this Plan of Succession.

21.  THIRD PARTIES

     Nothing in this Plan of Succession, whether express or implied, is intended to confer any rights or remedies under or by reason of this Plan of Succession on any persons, other than the parties hereto and their respective legal representatives, successors, or permitted assigns, nor is anything in this Plan of Succession intended to relieve or discharge the obligation or liability of any third persons to any party to this Plan of Succession, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Plan of Succession.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Plan of Succession to be executed by its duly authorized officer and its seal to be affixed thereto and attested to by its Secretary or Assistant Secretary.

PENN STREET FUNDS, INC.               CITCO-QUAKER FUND ADVISORS, INC.


----------------------------          ----------------------------
By:  G. Michael Mara                  By:  David D. Jones
Its: President                        Its: President and Chief Executive Officer

ATTEST                                ATTEST


----------------------------          -------------------------------
By: ________________________          By: Jeffry H. King, Sr.
Secretary                             Secretary

                     Ex. 1 to Agreement & Plan of Succession

                            ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT, dated as of March 25, 2002 (the "Agreement"), is made by and between CITCO-QUAKER FUND ADVISORS, INC. ("CQFA"), a corporation operating under the laws of the State of Delaware with its principal business office located at 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, and MILLENNIUM CAPITAL ADVISORS OF PA, INC. ("Millennium"), a corporation organized under the laws of the State of Pennsylvania with its principal business office located at 30 Great Valley Parkway, Malvern, PA 19482.

                                   WITNESSETH:

     WHEREAS, Millennium and CQFA are each registered as investment advisers under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

     WHEREAS,  CQFA desires to purchase  from  Millennium  the assets  listed on
Exhibit 1 hereof (collectively, the "Assets") that relate to the investment management of Penn Street Funds, Inc. ("Fund"), upon the terms and conditions described in this Agreement; and

     WHEREAS, Millennium desires to sell to CQFA the Assets, upon the terms and conditions described in this Agreement; and

     WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, CQFA desires to become the investment adviser to the Fund upon the terms and conditions of this Agreement and the Agreement and Plan of Succession ("Plan of Succession"), with which terms and conditions CQFA agrees to comply, a copy of which is attached hereto as Exhibit 2; and

     WHEREAS, Millennium desires that CQFA become the investment adviser to the Fund in accordance with the terms and conditions of this Agreement and the Plan of Succession.

     NOW,  THEREFORE,  in  consideration  of  the  respective   representations,
warranties and covenants contained in this Agreement, CQFA and Millennium agree as follows:

SECTION 1.     PURCHASE AND SALE OF ASSETS; COMMENCEMENT OF MANAGEMENT SERVICES

     Subject only to satisfying  the  conditions  set forth in Section 6 of this
     Agreement:

     1.2  ASSETS.
     Millennium will sell, transfer, assign and deliver on the Closing Date (as hereinafter defined) to CQFA, and CQFA will purchase from Millennium, the Assets free and clear of all liens, mortgages, pledges, security interests, and like charges and encumbrances.

     1.2  NEW CONTRACTS.
     On the Closing Date:

     (1) CQFA and the Fund will enter into an Investment Advisory Agreement (the form of which is attached hereto as Exhibit 3);
     (2) The Fund will enter into a Plan of Distribution (the form of which is attached hereto as Exhibit 4); and
     (3) the Fund will enter into an Underwriting Agreement (the form of which is attached hereto as Exhibit 5) (collectively, "New Contracts").

     The New Contracts shall be executed with such parties and/or agents as agreed to by CQFA, Millennium and the Fund, all in a form and with the parties contemplated by Section 6 hereof and the Plan of Succession

     1.3  PURCHASE PRICE.
     Provided that CQFA is approved to serve as the investment adviser to the Fund and that all other conditions precedent to the Closing of the Transactions (below defined) have been satisfied, CQFA shall make payment in immediately available funds to Millennium, with the first installment thereof being due and payable beginning on the 30th day after the Closing Date, in accordance with the payment schedule and formula relating thereto as set forth in Exhibit 1.

     1.4  CLOSING DATE.
     The closing ("Closing") on the transactions contemplated by this Agreement and the Plan of Succession ("Transactions") shall take place beginning at 3:00 p.m. Eastern Time, on a date specified by CQFA that is within three business days of the date upon which the last of the Requisite Approvals (as hereinafter defined) is obtained ("Closing Date") at the offices of CQFA, 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482 or such other place, date and time as CQFA and Millennium may mutually agree.

     1.5. NO ASSUMPTION OF LIABILITIES.
     It is understood and agreed that except for liabilities expressly assumed pursuant to this Agreement or the Plan of Succession, neither CQFA nor any of its affiliates, nor any officer or director thereof, is assuming, or shall otherwise be liable for, any claim, debt, expense, liability, or obligation of Millennium, its affiliates, or the Fund, or any officer or director thereof, incurred or arising out of any fact, circumstance, or event prior to the Closing.

SECTION 2.     REPRESENTATIONS AND WARRANTIES OF MILLENNIUM

     Millennium represents and warrants to CQFA as follows:

     2.1  ORGANIZATION AND QUALIFICATION.
     Millennium is a corporation duly organized, validly existing, and in good standing under the laws of the Commonwealth of Pennsylvania, with the requisite corporate power and authority to conduct its business as it is now being conducted and to own, lease and operate the properties and assets used in connection therewith. Millennium is duly qualified or licensed to do business as a foreign corporation, and is in good standing in every jurisdiction in which the conduct of its business or activities requires any such qualification under applicable law, except where the failure to be so qualified or licensed would not impair its ability to consummate the Transactions.

     2.2  AUTHORITY.
     Millennium has full power and authority to enter into this Agreement and to perform its obligations hereunder. Millennium has taken all action necessary to be taken by it to authorize the execution, delivery, and performance of this Agreement and no further action or proceeding on the part of Millennium is necessary to authorize this Agreement and the consummation of the Transactions. This Agreement has been duly executed and delivered by Millennium and is a valid and legally binding obligation of Millennium, enforceable against it in accordance with its terms, except as may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity.

     2.3  OWNERSHIP OF ASSETS.
     Millennium is the owner of the Assets listed on Exhibit 1 hereto and has full legal right, power, and authority to sell, assign, transfer, and deliver such Assets free and clear of any lien, charge, pledge, security interest, or other like claim or encumbrance, subject to applicable provisions of the 1940 Act and any rules and regulations thereunder.

     2.4  NO VIOLATIONS.
     Millennium is not subject to or obligated under its articles of incorporation, by-laws, or any other material agreement, order, writ, injunction, or decree or any law, rule, or regulation of any governmental authority that would be violated by its execution, delivery, or performance of this Agreement or the consummation of the Transactions, other than breaches or violations that do not and will not affect the validity or enforceability of this Agreement.

     2.5  GOVERNMENTAL REGULATORY AUTHORITIES; SHAREHOLDER APPROVAL.
     Millennium is not required to submit any notice, report, or other filing with, or obtain any authorization, consent, or approval from, any governmental authority or self-regulatory organization or the shareholders of the Fund in connection with the execution, delivery and performance by it of this Agreement or the consummation of the Transactions ("Requisite Approvals").

     2.6  LITIGATION OR PROCEEDINGS.
     No litigation, investigation, inquiry, or governmental proceeding is pending or, to the knowledge of Millennium, threatened against Millennium or the Assets before any court, arbitrator or federal, state, local, or foreign governmental or regulatory agency or authority or self-regulatory authority.

     2.7  REGULATORY COMPLIANCE.
     Millennium has complied in all material respects with all federal, state, and local laws and regulations applicable to the management of the Fund and the ownership and use of the Assets, and with the provisions of applicable contracts, agreements, investment policies, and restrictions of the Fund; and Millennium possesses all requisite business permits required under any applicable law, rule, or regulation to manage the Fund or own and use the Assets, and is in compliance with all such permits and all applicable laws, rules, and regulations, except for any non-compliance therewith or non-possession thereof as is disclosed in Schedule 2.7.

     2.8  THE FUND.

     2.8.1 REGISTRATION AND REGULATION OF THE FUND.
     The Fund is duly registered with the Securities and Exchange Commission ("Commission") as an open-end management investment company under the 1940 Act. All shares of the Fund that have been and are being offered for sale are legally and validly issued, fully paid, and non-assessable and have been duly registered under the Securities Act of 1933, as amended ("1933 Act"), and have been duly registered or qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by the Fund or any state or federal regulatory authority to revoke, withdraw, or rescind any such registration or qualification. The Fund is in compliance in all material respects with all applicable federal laws, rules, and regulations, including, without limitation, the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the Internal Revenue Code of 1986, as amended (the "Code"), and all applicable state securities laws and rules.

     2.8.2 COMPLIANCE.
     The Fund is in compliance in all material respects with the investment policies and restrictions set forth in the Fund's most recent registration statement, and the value of the Fund's net assets has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in the Fund's registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of Millennium, threatened against the Fund that would question the right, power, or capacity of (i) Millennium to act as or investment adviser to the Fund; or (iii) Millennium to enter into this Agreement or to consummate the Transactions.

     2.8.3 FUND ORGANIZATION.
     The Fund is a corporation that is duly incorporated, validly existing, and in good standing under the laws of the State of Maryland. The Fund has the requisite corporate power and authority to own all of its properties and assets and to carry on its business as it is now being conducted.

     2.8.4 ARTICLES AND BY-LAWS.
     True and complete copies of the Fund's Articles of Incorporation and By-Laws and all amendments thereof to date have been provided to CQFA.

     2.8.5 TAX QUALIFICATION.
     The Fund is qualified, and has been qualified for all taxable years during which it has conducted business, as a "regulated investment company" under Subchapter M of the Code.

     2.8.6 TAXES.
     The Fund has (i) timely filed in accordance with applicable laws all tax returns required to be filed on or before the Closing Date, (ii) paid all taxes shown to have become due pursuant to such tax returns, and (iii) paid all taxes for which a notice of, or assessment or demand for, payment has been received or which are otherwise due or payable. There is no action, suit, proceeding, investigation, audit, claim, or assessment pending or proposed with respect to taxes or with respect to any tax return; all amounts required to be collected or withheld by the Fund with respect to taxes have been duly collected or withheld and any such amounts that are required to be remitted to any taxing authority have been duly remitted; no extension of time within which to file any tax return has been requested which tax return has not since been filed; there are no security interests for taxes upon the Assets, and; there are no waivers or extensions of any applicable statute of limitations for the assessment or collection of taxes with respect to any tax return that remain in effect. All tax returns and other tax reports or documents, including, without limitation, reports on Form 1099 required by the Code or other applicable statutes, rules, or regulations were prepared and filed or distributed in accordance with the requirements of the Code or the applicable statutes, rules, or regulations.

     2.8.7 FINANCIAL STATEMENTS.
     Millennium has furnished CQFA with copies of the audited financial statements of the Fund for the most recent fiscal year, accompanied by the report of independent public accountants for the Fund ("Financial Statements"). Such Financial Statements of the Fund have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly reflect the financial position of the Fund as of the dates thereof and the results of its operations and changes in its financial position for the periods included therein. As of the date hereof and as of the Closing Date, the Fund does not have any material debts, liabilities, or obligations of any nature (whether accrued, absolute, contingent, direct, indirect, perfected, inchoate, unliquidated, or otherwise), except (i) to the extent clearly and accurately reflected and accrued for or fully reserved against in the Financial Statements, (ii) for liabilities specifically delineated as to nature and amount on the Schedules to this Agreement, or (iii) for liabilities and obligations which have arisen after March 31, 2002 in the ordinary course of business substantially consistent with past custom and practice (none of which is a liability resulting from breach of contract, securities enforcement, breach of warranty, tort, infringement claim, or lawsuit).

     2.8.8 CONTRACTS.
     The Fund is not a party to or subject to any contract (other than the Assets) with Millennium or any affiliate thereof or any other material contract, debt instrument, plan, lease, franchise, license, or permit
     (other than permits issued under the state securities law) of any kind or nature whatsoever. All investment advisory-related services were rendered to the Fund pursuant to an agreement that was approved by the Fund's board of directors and shareholders in accordance with all applicable laws and regulations.

     2.8.9 BOOKS.
     The books and records of the Fund reflecting, among other things, the purchase and sale of shares of the Fund by shareholders, the number of issued and outstanding shares owned by each shareholder and the state or other jurisdiction in which such shares were offered and sold, are, complete and accurate in all material respects. The authorized capital stock, and the issued and outstanding number of shares of the Fund as of February 28, 2002 are disclosed on Exhibit 1 hereof

     2.8.10 MINUTE BOOK.
     The minute book of the Fund contains true and correct copies of (i) the minutes of each meeting of and (ii) all written consents of the board of directors and stockholders of the Fund.

     2.8.11 PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION, REPORTS AND SHAREHOLDER COMMUNICATIONS.
     The current prospectus and statement of additional information ("SAI") for the Fund, copies of which have previously been furnished to CQFA, as of the date of each prospectus and SAI, do not contain, and as supplemented by any supplement thereto, as of the date of such supplement, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other reports filed with regulatory authorities and shareholder communications, including, without limitation, the Fund's most recent annual and semi-annual reports, as of the date of such communication, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     2.8.12 ABILITY TO CONDUCT THE BUSINESS.
     The Fund is not subject to or bound by any judgment, order, writ, injunction, or decree of any court or of any governmental body, including the Securities and Exchange Commission, or of any arbitrator, that, now or after the Closing Date would prevent the conduct of the business material to the Fund in accordance with its current practices.

     2.8.13 LITIGATION OR PROCEEDINGS.
     No litigation, investigation, inquiry, or governmental proceeding is pending, threatened against or affecting the Fund or the properties, assets or business of the Fund before any court, arbitrator or federal, state, local, or foreign governmental or regulatory agency or authority or self-regulatory authority that would be material to the Fund or delay, hinder, or prohibit the execution and delivery of the Plan of Succession, the solicitation of proxies from shareholders of the Fund in the manner contemplated herein, the execution or delivery of the New Contracts by the Fund or the consummation of the Transactions.

     2.8.14 REMAINING AMOUNT.
     The  calculation  by the Fund of the  "remaining  amount"  for  purposes of
     Section 2830(b) and (d) of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"), since the beginning of the imposition of asset based sales charges for the Fund through the last quarter-end for the Fund, is accurate and complete in all material respects.

     2.9  EMPLOYEE BENEFIT PLANS.
     Neither Millennium nor the Fund has established or intends to establish a bonus, pension, profit-sharing, retirement, or any other employee benefit plan for the benefit of the Fund's officers, directors, or employees, nor do Millennium and the Fund have any existing or potential obligations or liability under any such plan.

SECTION 3.     REPRESENTATIONS AND WARRANTIES OF CQFA

     CQFA represents and warrants to Millennium as follows:

     3.1  INCORPORATION AND QUALIFICATION.
     CQFA is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to conduct an investment management business and to own, lease, and operate properties and assets used in connection therewith. CQFA is duly qualified or licensed to do business as a foreign corporation, and is in good standing in every jurisdiction necessary to provide the management services to the Fund as contemplated by the New Contracts.

     3.2  LIQUIDITY.
     CQFA has sufficient funds available to it to pay all payments due under this Agreement or due under any applicable New Contract.

     3.3  AUTHORITY.
     CQFA has full corporate power and authority to enter into this Agreement and the applicable New Contracts, and to carry out the transactions contemplated herein and therein. CQFA has taken all corporate or other action necessary to be taken by it to authorize the execution, delivery, and performance of this Agreement and the applicable New Contracts and no further corporate, stockholder, or other action or proceeding on the part of CQFA is necessary to authorize this Agreement and the consummation of the Transactions. This Agreement, when duly executed and delivered by CQFA, will constitute a valid and binding agreement of CQFA, enforceable against it in accordance with its terms, except as may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally, and subject to general principles of equity.

     3.4  NO VIOLATIONS.
     CQFA is not subject to or obligated under its articles of incorporation or by-laws, or any material agreement, order, writ, injunction, or decree or any law, rule, or regulation of any governmental authority that would be breached or violated by its execution, delivery, or performance of this Agreement or the New Contracts or the consummation of the Transactions.

     3.5  GOVERNMENTAL/REGULATORY AUTHORITIES.
     CQFA is not required to submit any notice, report, or other filing with, or obtain any authorization, consent, or approval from, any governmental authority or self-.regulatory organization in connection with the execution, delivery, and performance of this Agreement or the New Contracts or the consummation of the Transactions.

     3.6  LITIGATION OR PROCEEDINGS.
     No litigation, investigation, inquiry, or governmental proceeding is pending or threatened against CQFA before any court, arbitrator, or federal, state, local, or foreign governmental or regulatory agency or authority or self-regulatory authority that seeks to delay, hinder, or prohibit execution of this Agreement, or the execution, delivery or performance of the New Contracts or the consummation of the Transactions.

     3.7  REGISTRATION OR PERMITS.
     CQFA either has or will have prior to Closing full power and authority and all necessary registrations, permits, and licenses under all applicable state and federal statutes and regulations necessary to provide the services contemplated by the New Contracts.

     3.8  PRIVACY POLICY.
     CQFA acknowledges that protecting the personal information of shareholders is a priority for the Fund, and our privacy policy has been designed to support this objective and fully comply with Regulation S-P. CQFA may collect non-public personal information from Fund shareholders in the following ways:

     1. From information provided on applications or other forms submitted to the Fund or to the Transfer Agent; and

     2.   From  information  arising from  shareholder  investments in the Fund.

     CQFA utilizes electronic, procedural, and physical controls in keeping with industry standards and procedures. For example, CQFA will authorize access to shareholder personal and account information on a "needs information only" basis to personnel utilizing this information to provide products or services to Fund shareholders.

     CQFA will not disclose any non-public personal information about Fund shareholders, except as permitted or required by law. For example, the Fund has entered into arrangements with the CQFA to provide investment advisory, administrative, and other services, and the Fund may disclose information about you or information that you have provided to the Fund to the Adviser in connection with the Adviser's responsibilities to the Fund. CQFA will not provide that information to any other party, except to parties who need such information to provide a necessary service to CQFA. Such other third parties will be required to warrant in writing that they shall not divulge such information to any other person.

SECTION 4.     BROKERAGE

     CQFA and Millennium represent and warrant to each other that no person is entitled to any broker's, finder's, or financial adviser's fee in connection with, or on account of, this Agreement or the consummation of the Transactions.

SECTION 5.     COVENANTS AND AGREEMENTS

     5.1  COVENANTS WITH RESPECT TO THE ASSETS.
     From the date of this Agreement through the Closing Date or termination of this Agreement, Millennium shall: (i) use the Assets and conduct and manage the business of the Fund only in the ordinary course and in a manner substantially consistent with its past practices, except to the extent otherwise specifically provided in this Agreement or in accordance with its applicable fiduciary duties; (ii) use reasonable efforts not to implement any change in the investment policies and practices of the Fund without prior consultation with CQFA; (iii) promptly notify CQFA of any change in the personnel responsible for the day-to-day management of the Fund's portfolio; (iv) not sell, transfer, lease, pledge, or otherwise dispose of any of the Assets; and (v) not allow any of the Assets to become subject to any material lien, security interest, or encumbrance of any nature that will not be discharged in full prior to the Closing Date.

     5.2  COVENANTS WITH RESPECT TO THE FUND.

     5.2.1 SHAREHOLDER APPROVALS; PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENTS; INFORMATION IN PROXY MATERIALS OF THE FUND AND POST-EFFECTIVE AMENDMENTS TO THE FUND'S REGISTRATION STATEMENT.
     Promptly after the date hereof, CQFA shall file with the Commission supplements to the Fund's prospectus and SAI, copies of which supplements are attached hereto as Exhibit 6, reflecting the execution of this Agreement and other related matters. Millennium shall promptly and fully cooperate with CQFA in the filing of any such prospectus and SAI supplements.

     Millennium and CQFA will cooperate with each other and CQFA shall, on behalf of the Fund, file with the Commission a post-effective amendment to the Fund's registration statement on Form N-lA prior to the Closing Date to reflect all changes in the Fund's affairs as a consequence of the Closing under this Agreement. CQFA also shall, on behalf of the Fund, promptly cause the Fund to make any other filings necessary to satisfy applicable disclosure requirements under federal and state securities laws to enable the public distribution of the shares of the Fund to commence after the Closing and promptly respond to comments or inquiries by any federal and state regulatory organizations regarding such filings. In addition, CQFA shall, on behalf of the Fund, promptly file a post-effective amendment to the Fund's registration statement on or immediately after the Closing Date to reflect the consummation of the Transactions.

     CQFA covenants that any information or data provided by it that describes CQFA or the Fund or their affiliates or any of their business operations or plans in any prospectus or SAI supplements or post-effective amendments to the Fund's registration statement on Form N-lA filed with the Commission after the date of this Agreement (which shall include all information with respect to changes in the Fund's affairs as a consequence of the Transactions), and in any proxy solicitation materials as may be required for any shareholders meeting which may be called for the purpose of obtaining the Requisite Approvals, and in any other document filed with the Commission or the NASD or any other regulatory body, will not contain, at the time any such supplements or amendments become effective, or at the times such proxy solicitation materials are furnished, or at the time of such meeting, or at the time such document is furnished to the Commission or the NASD or any other regulatory body, any untrue statement of material fact or omit to state any material fact required to be stated therein, or necessary in order to make the statements made therein not misleading in the light of the circumstances under which they are made.

     Millennium covenants that any information or data provided by it for inclusion in any prospectus or SAI supplements or post-effective amendments to the Fund's registration statement on Form N-lA filed with the Commission after the date of this Agreement or for inclusion in any proxy solicitation materials that may be required for any shareholders' meeting called for the purpose of obtaining the Requisite Approvals, will not contain, at the time any such supplements or amendments become effective, or at the time such proxy solicitation materials are furnished or at the time of such meeting, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein not misleading in the light of the circumstances under which they were made.

     5.2.2 OPERATIONS OF THE FUND.
     Millennium agrees during the period from the date of this Agreement through the Closing Date, and subject to its fiduciary duties, to use its best efforts to cause the Fund to conduct its business in the ordinary course and in a manner substantially consistent with past practices.

     5.2.3 COMPLIANCE WITH SECTION 15(F).
     CQFA shall take all action necessary to comply with Section 15(f) of the 1940 Act as it relates to the New Contracts.

     5.2.4 FUND TAXES.
     Millennium agrees that it shall file, or cause to be filed, any and all tax returns and reports (including Internal Revenue Service Forms 1 120-RIC and 1099 and comparable returns and reports required by any states) required to be filed by the Fund with respect to any annual, semi-annual, or quarterly period ending prior to the Closing Date and to ensure that all taxes, fees, assessments, or charges of any kind whatsoever, if any, together with any interest, penalties, additions to tax, or additional amounts imposed by any taxing authority shall have been paid so far as due or provision has been made for the payment thereof. CQFA agrees that it shall file, or cause to be filed, any and all tax returns and reports (also including Internal Revenue Service Forms 1 120-RIC and 1099 and comparable returns and reports required by any states) required to be filed by the Fund with respect to any period ending after the Closing Date and to ensure (i) that all taxes shown as payable on such tax returns are timely paid by the Fund and (ii) that the Fund continues to qualify as a regulated investment company under the Code after the Closing Date.

     Millennium agrees that all federal and other tax returns and reports of the Fund required by law to have been filed by the Closing Date shall have been so filed and all required or reasonably necessary records relating to taxes with respect to or covering the Fund have been maintained. All such reports and returns correctly reflect the facts regarding the income, business, assets, operations, activities, and filing status of the Fund and any other information required to be shown thereon, and to the best of Millennium's knowledge no such tax return is currently under audit and no assessment has been proposed or asserted with respect to such tax returns.

     5.3  COVENANTS WITH RESPECT TO REQUISITE APPROVALS AND OTHER MATTERS.
     From the date of this Agreement through the Closing Date or termination of this Agreement, Millennium shall take all reasonable steps necessary or appropriate, and shall use its best efforts, to obtain as promptly as practicable all Requisite Approvals and the satisfaction of all conditions to Closing.

     5.4  COVENANTS WITH RESPECT TO EXPENSES.
     The parties hereto shall bear their respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the consummation of the Transactions, including, without limitation, all fees and expenses of agents, representatives, and counsel, except as provided elsewhere in this Agreement or as follows:

     5.4.1 CQFA shall pay the costs and expenses of preparing all necessary supplements for the Fund's prospectus or SAI, and post-effective amendments to the Fund's registration statement, to be filed after the date of this Agreement and prior to the Closing Date, and of the Fund's proxy solicitation materials to obtain the Requisite Approvals, if required.

     5.4.2 CQFA shall pay the cost of the Fund's shareholder meeting and adjournment, if any, called to obtain the Requisite Approvals, including all of the expenses incurred in the printing, postage, and mailing of any proxy solicitation materials to the Fund's shareholders and of any proxy solicitation firm engaged to solicit shareholder votes.

     5.4.3     Millennium  shall  pay its  expenses  and  those  of its  counsel
               incurred   in   reviewing   such   supplements,    post-effective
               amendments, and proxy solicitation materials.

     5.5  COVENANTS WITH RESPECT TO LITIGATION AND CHANGES IN CONDITION.

     5.5.1 LITIGATION, PROCEEDINGS, ETC.

     (a) From the date of this Agreement through the Closing Date or termination of this Agreement, Millennium shall notify CQFA promptly of any material actions, proceedings, or investigations that from the date of this Agreement are commenced against Millennium or the Fund.

     (b) From the date of this Agreement through the Closing Date or termination of this Agreement, Millennium shall notify CQFA, and CQFA shall notify Millennium, promptly of any actions, proceedings, or investigations that are commenced against either of them or the Fund that would have a material adverse effect on any of the Fund, the Assets, the Transactions, or this Agreement or that would delay, restrain, or enjoin the consummation of, or declare unlawful, the Transactions, or cause the Transactions to be rescinded or that would delay, restrain, or enjoin the performance of this Agreement, the Plan of Succession, or the New Contracts.

     5.5.2 CHANGE IN CONDITION.

     (a) From the date of this Agreement through the Closing Date or termination of this Agreement, Millennium agrees to advise CQFA promptly in writing of any material change in the financial condition, operations, properties, or business of the Fund.

     5.6  COVENANTS WITH RESPECT TO PUBLICITY.
     Millennium and CQFA agree that all public announcements prior to the Closing Date shall only be made after each party has submitted, reasonably in advance, the text of such announcement to the other party at the address set forth in Section 10 and each party has had a reasonable opportunity to comment thereon and has consented to the release of such public announcement (which consent shall not be unreasonably withheld);

     provided, however, that any party may make such disclosures as are required by law after making reasonable efforts under the circumstances to consult in advance with the other party.

     5.7 COVENANTS WITH RESPECT TO REQUISITE APPROVALS AND THE EFFECTIVENESS OF NEW CONTRACTS.
     Millennium and CQFA covenant and agree that each will take any and all actions necessary and appropriate to ensure that the Requisite Approvals have been obtained and each of the New Contracts with respect to the Fund are duly executed and delivered by the parties thereto, and are in full force and effect in accordance with their respective terms as of the Closing Date.

     5.8  COVENANTS WITH RESPECT TO NAME
     Millennium and the Fund hereby assign to CQFA all of its right, title, and interest in and to the Fund's name(s) and all derivatives thereof.

     5.9  COVENANT NOT TO COMPETE.
     For a period of two years subsequent to the Closing Date, neither Millennium nor any of its affiliates shall act as an investment adviser to nor create, distribute, manage, sell, administer, or otherwise promote or assist in the establishment of any investment company registered under the 1940 Act, unless having first obtained the written consent of CQFA to do so.

     5.10 COVENANTS WITH RESPECT TO FURTHER ACTIONS.
     At the reasonable request of the CQFA or Millennium after the Closing Date, and without further consideration, either party, as applicable, shall from time to time execute and deliver or cause their affiliates to execute and deliver, as applicable, such further instruments of transfer, assignment, or consent or other document as may be reasonably necessary or appropriate to carry out the purposes hereof.

SECTION 6.     CONDITIONS PRECEDENT TO CLOSING

     Consummation by the parties of the Transactions is subject to the fulfillment of the following conditions on or before the Closing Date.

     6.1  REQUISITE APPROVALS.
     All Requisite Approvals with respect to the Fund shall have been obtained prior to the Closing Date.

     6.2  EXECUTION AND DELIVERY OF THE SERVICE CONTRACTS.
     The Fund shall have delivered to CQFA executed copies of the New Contracts.

     6.3  CONDITIONS PRECEDENT TO OBLIGATIONS OF CQFA.
     In addition to the conditions set forth in Sections 6.1 and 6.2, the obligations of CQFA under this Agreement to consummate the Transactions are subject to the satisfaction, at or prior to the Closing of all of the following conditions, any one or more of which may be waived at the option of CQFA:

     6.3.1 NO BREACH OF COVENANTS; TRUE AND CORRECT REPRESENTATIONS AND WARRANTIES.
     There shall have been no material breach by Millennium in the performance of any of its covenants herein to be performed by it in whole or in part prior to the Closing, and the representations and warranties of Millennium contained in this Agreement shall be true and correct in all material respects as of the Closing, except for representations or warranties that are made by their terms as of a specified date, which shall be true and correct m all material respects as of the specified date. CQFA shall receive at the Closing, a certificate dated and validly executed on behalf of Millennium by an executive officer certifying, in such detail as CQFA may reasonably require, the fulfillment of the foregoing conditions, and restating and reconfirming as of the Closing, all of the representations and warranties of Millennium contained in this Agreement.

     6.3.2 DELIVERY OF DOCUMENTS.
     CQFA shall have received from  Millennium,  at the sole cost and expense of
     Millennium:

     (a) Certificates of Good Standing, dated not more than three (3) days prior to the Closing, with respect to Millennium and the Fund by the offices of the Secretary of the States of Pennsylvania and Maryland, respectively, and by the Secretary of State of each jurisdiction in which Millennium or the Fund is qualified to do business as a foreign corporation;

     (b)  Evidence that the Requisite Approvals have been obtained;

     (c) Certified copies of the Articles of Incorporation and By-Laws of the Fund, each as in effect at the Closing Date.

     (e) Certificate from an officer of Millennium, dated the Closing Date, containing the information required pursuant to Section 6.3.1 hereof;

     (f) Copies of resolutions of the shareholders and Board of Directors of Millennium certified by the secretary thereof as having been duly and validly adopted and in full force and effect authorizing the sale of the Assets, execution and delivery of this Agreement, and performance of the Transactions;

     6.3.3 All conditions to Closing under the Plan of Succession shall have been satisfied, including execution and delivery of the New Contracts, election of the new Board of Directors and Officers of the Fund and the delivery to CQFA of all other documents required to be delivered thereunder.

     6.3.4 NO LEGAL OBSTRUCTION.
     No suit, action or proceeding by any person or governmental authority shall be pending or threatened in writing, which if determined adversely could have a material effect upon (i) CQFA, (ii) the Assets or (iii) the Fund. No injunction, restraining order or order of any nature shall have been issued by or be pending before any court of competent jurisdiction or any
     governmental   authority  challenging  the  validity  or  legality  of  the
     Transactions or restraining or prohibiting the consummation of the Transactions.

     6.4  CONDITIONS PRECEDENT TO OBLIGATIONS OF MILLENNIUM.
     In addition to the conditions set forth in Section 6.1, the obligations of Millennium under this Agreement to consummate the Transactions will be subject to the satisfaction, at or prior to the Closing, of all of the following conditions, any one or more of which may be waived at the option of Millennium:

     6.4.1 PAYMENT OF PURCHASE PRICE.
     CQFA shall have paid to Millennium at the Closing all expenses to be paid by CQFA in accordance with the terms of this Agreement.

     6.4.2 NO BREACH OF COVENANTS; TRUE AND CORRECT REPRESENTATIONS AND WARRANTIES.
     There shall have been no material breach by CQFA in the performance of any of its covenants herein to be performed by it in whole or in part prior to the Closing and the representations and warranties of CQFA contained in this Agreement shall be true and correct in all material respects as of the Closing, except for representations or warranties that are made by their terms as of a specified date, which shall be true and correct in all material respects as of the specified date. Millennium shall receive at the Closing a certificate dated and validly executed on behalf of CQFA by an executive officer certifying in such detail as Millennium may reasonably require, the fulfillment of the foregoing conditions, and restating and reconfirming as of the Closing, all of the representations and warranties of CQFA contained in this Agreement.

     6.4.3 NO LEGAL OBSTRUCTION.
     No injunction, restraining order or order of any nature shall have been issued by or be pending before any court of competent jurisdiction or any governmental authority challenging the validity or legality of the
     Transactions or restraining or prohibiting the consummation of the Transactions.

SECTION 7.     SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS, AND
               AGREEMENTS

     The representations, warranties, covenants, and agreements of the parties contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date, except to the extent of changes expressly contemplated by this Agreement and agreed to in writing by all of the parties hereto. Such representations, warranties, covenants, and agreements shall survive the Closing Date.

SECTION 8.     TERMINATION

     This Agreement will terminate automatically if all Requisite Approvals are not obtained by April 15, 2002, unless extended by the mutual consent of the parties hereto, and all other conditions to Closing are not then satisfied. Such termination shall be without liability of one party to the other, except as provided below. This Agreement may be terminated prior to the Closing Date by the written consent of the parties hereto or by any party if the other party is in material breach of any representation, warranty, covenant, or agreement set forth herein or in the Plan of Succession and such breach is not cured within 30 days of receipt of notice identifying such breach. Any such termination shall be without prejudice to the non-breaching parties' rights to seek damages for such breach.

SECTION 9.     INDEMNIFICATION

     9.1  INDEMNIFICATION OF CQFA BY MILLENNIUM.
     From and after the Closing Date, Millennium shall, indemnify, defend, and hold harmless CQFA and its affiliates against any loss, damage, liability, claim, or expense, including reasonable attorneys' fees ("Losses"), that any of them may become subject to, or shall incur or suffer, that arise out of, result from, or relate to: (1) any material breach of, or failure by Millennium to perform, any of its representations, warranties, covenants, or agreements in this Agreement or any instrument furnished or to be furnished to CQFA by Millennium under this Agreement relating to the Fund; or (2) any untrue statement of a material fact, or any omission to state a material fact required to be stated or necessary to make the statements therein not misleading, contained in any prospectus or SAI supplement or post-effective amendment to the Fund's registration statement on Form N-lA filed with the Commission after the date of this Agreement and before the Closing Date, or in any proxy solicitation materials furnished by the Board of Directors of the Fund to its shareholders in connection with obtaining any Requisite Approvals with respect to the Fund; provided, however, that such indemnification shall not cover any statement or fact provided by CQFA to Millennium for inclusion in any such prospectus or SAI supplement, post-effective amendment, or proxy solicitation materials. The amount of all indemnification provided pursuant to this Section 9.1 shall not exceed the Purchase Price, nor shall the amount of any indemnification, when aggregated with the amounts of any prior indemnification paid, exceed the amount of the Purchase Price that has been paid by CQFA to Millennium as of the date of the payment of such indemnification, provided, however, that CQFA shall have the right to offset any future and unpaid amounts of the Purchase Price by the amount which any indemnification to be paid exceeds the amount of Purchase Price that has been paid, and further provided that, notwithstanding any limitation on indemnification provided by this Section 9.1, CQFA shall be entitled to indemnification for any liability arising from any failure of the Fund to have complied with relevant provisions of Maryland and federal law with respect to the Fund's issuance of shares or establishment of classes.

     9.2  INDEMNIFICATION OF MILLENNIUM BY CQFA.
     From and after the Closing Date, CQFA shall indemnify, defend, and hold harmless Millennium and its affiliates, against any Losses that any of them may become subject to, or shall incur or suffer, that arise out of, result from, or relate to (1) a material breach of, or failure by CQFA to perform, any of its representations, warranties, covenants or any agreements contained in this Agreement or in any Schedule, Exhibit, certificate, or other agreement or instrument furnished or to be furnished to Millennium under this Agreement; (2) any untrue statement of a material fact, or any omission to state a material fact required to be stated or necessary to make the statement not misleading, contained in any prospectus or SAI supplement or post-effective amendment to the Fund's registration statement on Form N-lA filed with the Commission after the date of this Agreement or in any proxy solicitation materials soliciting Fund shareholders on behalf of the Board of Directors for the Requisite Approvals.

SECTION 10.    NOTICES

     All notices and other communications under this Agreement must be in writing and will be deemed to have been duly given or delivered when delivered by hand (including by Federal Express or similar express courier) or three days after being mailed by prepaid registered or certified mail, return receipt requested:

     To Millennium                              To CQFA
     -------------                              -------

     Mr. David E. Sparks                        Mr. David D. Jones
     Millennium Capital Advisors of PA, Inc.    Citco-Quaker Fund Advisors, Inc.
     30 Valley Stream Parkway                   1288 Valley Forge Road, Suite 88
     Malvern, PA  19482                         Valley Forge, PA  198482

     or to any other address that a party to this Agreement shall have last designated by notice given in accordance with this Section.

SECTION 11.    ENTIRE AGREEMENT; MODIFICATION

     This Agreement, together with its Exhibits, contains the entire agreement and all understandings of the parties and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the Transactions. This Agreement shall not be modified, supplemented, changed, or amended except by an instrument in writing signed by, or on behalf of, all parties to this Agreement making specific reference to this Agreement.

SECTION 12.    LAW TO GOVERN

     This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania applicable to contracts entered into and to be performed solely in the Commonwealth of Pennsylvania, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act or the rules, orders, or regulations of such governmental agencies having authority with respect to such Acts.

SECTION 13.    ASSIGNMENT; SUCCESSORS

     No party shall delegate its obligations hereunder without the prior written consent of all parties, which consent may be withheld at the sole discretion of the granting party. This Agreement shall bind and inure to the benefit of the parties hereto and their legal representatives and respective successors and permitted assigns.

SECTION 14.    WAIVER

     No waiver by any party to this Agreement of its rights under any provisions of this Agreement shall be effective unless it shall be made in writing. No failure by any party to this Agreement to take any action with regard to any breach of this Agreement or default by the other parties to this Agreement shall constitute a waiver of such party's right to enforce any provision of this Agreement or to take action with regard to the breach or default or any subsequent breach or default by the other parties.

SECTION 15.    FURTHER ASSURANCES

     Each party shall cooperate and take such actions as may be reasonably requested by the other parties hereto in order to carry out the provisions and purposes of this Agreement and to complete the Transactions.

SECTION 16.    COUNTERPARTS

     This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Once each party to this Agreement has executed a copy of this Agreement, this Agreement shall be considered fully executed and effective, notwithstanding that all parties have not executed the same copy.

SECTION 17.    SEVERABILITY

     In the event that any one or more of the provisions contained in this Agreement, or the application thereof in any circumstances, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

SECTION 13.    PARAGRAPH HEADINGS

     The paragraph headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision of this Agreement.

SECTION 19.    THIRD PARTIES.

     Nothing in this Agreement, whether express or implied, except as provided in Section 10 hereof, is intended to confer any rights or remedies under or by reason of this Agreement on the Fund, the shareholders of the Fund or any persons, other than the parties hereto and their respective legal representatives, successors, or permitted assigns, nor is anything in this Agreement, except as provided in Section 9 hereto intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.

     IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first written above.

MILLENNIUM CAPITAL ADIVOSRS           CITCO-QUAKER FUND ADVISORS, INC.
OF PA, INC.


----------------------------          ----------------------------
By:  David E. Sparks                  By:  David D. Jones
Its: Chairman                         Its: President and Chief Executive Officer

ATTEST                                ATTEST


----------------------------          ----------------------------
By: ________________________          By: Jeffry H. King, Sr.
Secretary                             Secretary

                      EXHIBIT 1 to asset Purchase Agreement

                   ASSETS OF MILLENNIUM CAPITAL ADVISORS, INC.

1. Investment Advisory Agreement between Millennium and the Fund for each series of the Fund

2.   Fund Shareholder Files;

3.   Computer Generated Reports relating to the Fund and each series thereof;

4. NAV Calculations for the Fund and each series thereof that are or have been offered to the public;

5.   Corporate Records relating to the Fund;

6.   Accounting Files relating to the Fund;

7.   Auditors' Opinions relating to the Fund;

8.   Selling Agent Agreements relating to the Fund;

9.   State Blue Sky Records relating to the Fund;

10.  Federal and State Compliance Records relating to the Fund;

11.  General Business Records relating to the Fund; and

12.  Information relating to the Fund's Security Holdings.

SPECIFIC EXCLUSIONS:

The Assets of Millennium shall not include the amount of cash or cash equivalents held by Millennium at the time of the Closing or any assets of Millennium not specifically relating to or required for the use of the Fund.

                               REQUISITE APPROVALS

Consummation of this Agreement is specifically made contingent upon the obtaining of the following approvals prior to or at the Closing Date:

1.   Investment Advisory Agreement (in the form of Exhibit 3);

2.   the Plan of Distribution (in the form of Exhibit 4); and

3.   the Underwriting Agreement (in the form of Exhibit 5).

FUND ASSETS AS OF FEBRUARY 28, 2002

As of February 28, 2002, the Fund had 796,620.397 issued and outstanding shares, and the total value of Fund shares outstanding was $9,424,254.93.

PAYMENT AMOUNT & SCHEDULE

The payment amount shall be $50,000, which amount shall be paid in four equal annual installments of $12,500, with the first installment due and payable on March 31, 2003, subject to the following adjustments:

If total outstanding Fund shares issued and outstanding as of February 28, 2002 decline by less than 10% from the Closing Date through March 31, 2003, then CQFA shall be obligated to pay 100% of the 1st Annual Payment to Millennium, and the total payment Amount shall be reduced by ten percent (10%);

If total outstanding Fund shares issued and outstanding as of February 28, 2002 decline more than 10 % but by less than 20%, then CQFA shall be obligated to pay 80% of the 1st Annual Payment to Millennium, and the total Payment Amount shall be reduced by twenty percent (20%);

If total outstanding Fund shares issued and outstanding as of February 28, 2002 decline more than 20 % but by less than 30%, then CQFA shall be obligated to pay 70% of the 1st Annual Payment to Millennium, and the total Payment Amount shall be reduced by thirty percent (30%);

If total outstanding Fund shares issued and outstanding as of February 28, 2002 decline more than 30 %, then CQFA shall be obligated to pay 50% of the 1st Annual Payment to Millennium, and the total Payment Amount shall be reduced by fifty percent (50%):

Only Fund shares issued and outstanding as of February 28, 2002, shall be used to calculate adjustments, if any, to the Annual Payment and the Payment Amount. Shares issued after February 28, 20002 shall have no effect on either the Annual Payments or the total Payment Amount.

In the event that the total Payment Amount is reduced, Annual Payment Amounts shall be adjusted accordingly.

In the event that the Fund ceases operations, deregisters as a registered investment company, winds up its affairs and distributes its net assets to its shareholders within twenty-four (24) months of the Closing Date, then CQFA shall have no further obligations to make annual payments, and the Payment Amount shall be considered paid in full as of that date.

                                    EXHIBIT 2

                  FORM OF MASTER INVESTMENT ADVISORY AGREEMENT

                           THE PENN STREET FUND, INC.
                   AGREEMENT FOR INVESTMENT ADVISORY SERVICES

     THIS AGREEMENT is made as of this __ day of _____, 2002, between The Penn Street Fund, Inc. (the "Company") and Citco-Quaker Fund Advisors, Inc., a Delaware corporation (the "Adviser").

                                    RECITALS

     WHEREAS, the Company is organized under the laws of the state of Maryland as a corporation and operates and is registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Company is authorized by its Articles of Incorporation and by-laws to issue separate Portfolios of shares representing interests in separate investment portfolios (the "Portfolios"), and

     WHEREAS, The Company has authorized the issuance of shares of beneficial interest ("Shares") in the Portfolios which are identified on Schedule A attached hereto and incorporated herein, which Schedule A may be amended from time to time by mutual agreement of the Company and Adviser (the "Portfolios"), and;

     WHEREAS,   Adviser  is  registered  as  an  investment  adviser  under  the
Investment Advisers Act of 1940, as amended (the "Advisers Act") and engages in the business of asset management; and

     WHEREAS, the Company desires to retain Adviser to furnish investment advisory services to the Portfolios, and such other Portfolios as may be added from time to time by mutual agreement of the parties, pursuant to the terms and conditions of this Agreement, and Adviser is willing to so furnish such services;

     NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.   APPOINTMENT

     The Company hereby appoints Adviser to act as investment adviser to the Portfolios for the periods and pursuant to the terms and conditions as set forth in this Agreement. Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.   DELIVERY OF DOCUMENTS

     The Company has furnished Adviser with properly certified or authenticated copies of each of the following:

     a. The Company's Articles of Incorporation as filed with the State of Maryland;
     b.   The Company's By-Laws;
     c. Resolutions of the Company's Board of Directors authorizing the appointment of Adviser and approving this Agreement;
     d. The Company's most current Registration Statement on form N-1A promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act");
     e. The Company's current Prospectus and Statement of Additional Information (together called the "Prospectus")

          The Company will furnish Adviser from time to time with properly certified or authenticated copies of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC and/or state authorities.

3.   MANAGEMENT

     Subject to the general supervision of the Company's Board of Directors (the "Board"), Adviser will be responsible for providing a continuous investment program for the Portfolios, including investment research and management with respect to all securities, investments, cash and cash equivalents held by the Portfolios.

     Adviser may, with the prior written consent of the Board and the approval of the appropriate Company shareholders, as required, employ persons or entities to serve as sub-advisers to one or more Portfolios. The Adviser and/or such sub-advisers, if any, may, in their sole discretion, determine from time to time what securities and other investments will be purchased, retained or sold by the Portfolios. The investment activities of such sub-advisers, if any, as such services relate to the Portfolios, will at all times be subject to the general supervision and control of Adviser. Adviser will provide, through its own efforts itself and/or through the medium of its previously approved sub-adviser(s), the services under this Agreement in accordance with each Portfolio's investment objectives, policies and restrictions as such are set forth in the Prospectus from time to time. Adviser further agrees that it:

     (a) Will conform its activities to all applicable Rules and Regulations of the SEC and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;

     (b) Will monitor the investment activities of any sub-adviser which it employs to insure that such sub-adviser conducts its activities with respect to the applicable Portfolio(s) in accordance with the Prospectus and any and all federal and/or state laws and regulations relating to the applicable Portfolio(s);

     (c) Will place orders, or monitor the placement of orders by sub-advisers, pursuant to good faith investment determinations for the Portfolios either directly with the respective issuers or with appropriate brokers and dealers. In placing orders with brokers or dealers, the Advisor, or sub-adviser(s) under the supervision of Adviser, will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when Adviser, or Adviser's duly authorized sub-adviser(s), believes two or more brokers or dealers are comparable in price and execution, Adviser, or Adviser's duly authorized sub-adviser(s), may prefer: (I) brokers and dealers who provide the Portfolio(s) with research advice and other services, or who recommend or sell Company shares, and (II) brokers who are affiliated with the Company, Adviser or sub-adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to Adviser or any sub-adviser in principal transactions;

     (d) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Company.

4.   Services not Exclusive

     The services to be furnished by Adviser hereunder are not to be considered exclusive, and Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the prior written consent of the Board, Adviser will not serve as an investment advisor to any other investment company having a similar investment objective to that of the Company.

5.   Books and Records

     In compliance with Rule 31a-3 promulgated under the 1940 Act, Adviser hereby agrees that all records which it maintains for the benefit of the Company are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 the records required to be maintained by it pursuant to such Rule that are not maintained by others on behalf of the Company.

6.   Expenses

     During the term of this Agreement, Adviser will pay all expenses incurred by it in connection with its investment advisory services furnished to the Company other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Portfolios.

7.   Compensation

     The Company will pay Adviser, and Adviser will accept as full compensation for its services rendered hereunder, the investment advisory fees for each Portfolio as set forth on Schedule B attached hereto and incorporated herein, which Schedule B may be amended from time to time by mutual agreement of the Company, Adviser and shareholders as applicable. All fees payable to Adviser pursuant to this Agreement shall be computed at the end of each month and payable within five (5) business days thereafter, and shall be computed as an annual rate as a percentage of the average daily net assets of the applicable Portfolio. All parties to this Agreement do hereby expressly authorize and instruct the Company's Administrator, Declaration Service Company or its successor, to provide, in accordance with the fees set forth on Schedule B, a calculation each month of the gross amounts due Adviser for each Portfolio and to remit such fee payments hereunder promptly to Adviser.

8.   Limitation of Liability

     Adviser shall not be liable for any error of judgment, mistake of law or for any other loss suffered by the Company or any Portfolio in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful malfeasance, bad faith or gross negligence on Adviser's part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.   Duration and Termination

     This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect until March 31, 2004. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

     (a) By the affirmative vote of a majority of those members of the Board who are not parties to the Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and
     (b) By affirmative vote of either a majority of the entire Board or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Company.

     Notwithstanding the foregoing, this Agreement may be terminated by the Company or by Adviser at any time upon sixty (60) days written notice, without payment of any penalty; provided, however that termination by the Company must be authorized by majority vote of the Board or by vote of a majority of the outstanding voting securities of the Company. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940
Act).

10.  Amendment of this Agreement

     No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11.  Miscellaneous

     The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

12.  Counterparts

     This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original, and all of which, together, shall constitute one Agreement.

13.  Governing Law

     This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.

14.  Notices

     Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

If to the Company:                             If to the Adviser:
------------------                             ------------------

The Penn Street Fund, Inc.                     Citco-Quaker Fund Advisors, Inc.
30 Valley Stream Parkway                       1288 Valley Forge Road, Suite 88
Malvern, PA  19482                             Valley Forge, PA  19482
G. Michael Mara                                David D. Jones
President                                      President

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

Attest:                                 THE PENN STREET FUND, INC.


By: _______________________________     By: _______________________________
Name: _____________________________     G. Michael Mara
Title: ____________________________     Title: President

Attest:                                 CITCO-QUAKER FUND ADVISORS, INC.


By: _______________________________     By: _______________________________
Name: _____________________________     David D. Jones
Title: ____________________________     Title: President

                                   Schedule A

                           The Penn Street Fund, Inc.
                            Portfolios of the Company

The following Portfolios and Classes of Shares are offered by the Company and subject to this Agreement:

---------------------------------------------------------------------------------------------
                                                        Class A   Class B   Class C   No-Load
Name of Portfolio                                       Shares    Shares    Shares    Shares
---------------------------------------------------------------------------------------------
The McGlinn Balanced Portfolio                                                           X
---------------------------------------------------------------------------------------------
The Walnut Asset Management Equity Portfolio                                             X
---------------------------------------------------------------------------------------------
The Cumberland Taxable Income Portfolio                                                  X
---------------------------------------------------------------------------------------------
The Baldwin Large-Cap Growth Portfolio                                                   X
---------------------------------------------------------------------------------------------
The Penn Street Advisors Sector Rotational Portfolio                                     X
---------------------------------------------------------------------------------------------
                                                                                         X
---------------------------------------------------------------------------------------------
                                                                                         X
---------------------------------------------------------------------------------------------
                                                                                         X
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

                                   Schedule B

                            Quaker Investment Company
                              Compensation Schedule

--------------------------------------------------------------------------------
                                                           Annual Fee Rate, as
                                                           percentage of average
Name of Portfolio                                          daily net assets
--------------------------------------------------------------------------------
The McGlinn Balanced Portfolio                                     1.00%
--------------------------------------------------------------------------------
The Walnut Asset Management Equity Portfolio                       1.00%
--------------------------------------------------------------------------------
The Cumberland Taxable Income Portfolio                            0.80%
--------------------------------------------------------------------------------
The Baldwin Large-Cap Growth Portfolio                             1.00%
--------------------------------------------------------------------------------
The Penn Street Advisors Sector Rotational Portfolio               1.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT 3

                    FORM OF SUB-INVESTMENT ADVISORY AGREEMENT
                         WITH MCGLINN CAPITAL MANAGEMENT

                           THE PENN STREET FUND, INC.
                        SUB-INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made as of the 15th day of May, 2002, between The Penn Street Fund, Inc. (the "Company"), Citco-Quaker Fund Advisors, Inc. a registered investment adviser and Investment Adviser to each series of the Company (the "Fund Manager") and McGlinn Capital Management, Inc. (the "Sub-Adviser").

                                    RECITALS

     WHEREAS, the Company is organized under the laws of the state of Maryland as a corporation and operates and is registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Company is authorized by its Articles of Incorporation and by-laws to issue separate Portfolios of shares representing interests in separate investment portfolios (the "Portfolios");

     WHEREAS, The Company has authorized the issuance of shares of beneficial interest in, among others, a Portfolio known as The McGlinn Balanced Portfolio (the "Fund");

     WHEREAS, Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Adviser's Act") and engages in the business of asset management;

     WHEREAS, the Company has retained Fund Manager to furnish investment advisory services to each series of the Company, including the Fund, pursuant to a written agreement for such services;

     WHEREAS, the Fund Manager desires to retain Sub-Adviser to furnish day-to-day investment advisory services to the Fund pursuant to the terms and conditions of this Agreement, Sub-Adviser is willing to so furnish such services, and the Company has approved such engagement;

     NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.   APPOINTMENT

The Company and Fund Manager hereby appoint the Sub-Adviser to provide day-to-day investment advisory services to the Fund for the periods and on the terms set forth in this Agreement. Sub-Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.   DELIVERY OF DOCUMENTS

The Company and/or Fund Manager have furnished Sub-Adviser with properly certified or authenticated copies of each of the following:

     o The Company's Articles of Incorporation as filed with the State of Maryland;
     o    The Company's By-Laws;
     o Resolutions of the Company's Board of Directors authorizing the appointment of Sub-Adviser and approving this Agreement;
     o The Company's most current Registration Statement on form N-1A promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act");
     o The Company's current Prospectus and Statement of Additional Information (together called the "Prospectus")
     o All compliance policies and/or procedures adopted by the Board of Directors of the Company that are applicable to the operations of the Fund.

The Company and/or Fund manager will furnish Sub-Adviser with properly certified or authenticated copies of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC and/or state authorities, or at such time as officially adopted by the Board of Directors of the Company.

3.   MANAGEMENT

Subject to the supervision of the Company's Board of Directors and Fund Manager, Sub-Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. Sub-Adviser will provide the services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as such are set forth in the Fund's prospectus from time to time. Sub-Adviser further agrees that it:

Will conform its activities in all material respects to all applicable rules and regulations adopted by the U.S. Securities and Exchange Commission (the "SEC") and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other federal and state agency which may now or in the future have jurisdiction over its activities under this Agreement;

Will place orders pursuant to its investment determinations for the Fund either directly with the respective issuers or with any broker or dealer. In placing orders with brokers or dealers, Sub-Adviser will attempt to obtain the best net price and the most favorable execution of its orders under the circumstances. Consistent with this obligation, when Sub-Adviser believes two or more brokers or dealers are comparable in price and execution, Sub-Adviser may prefer: (I) brokers and dealers who provide Sub-Adviser with research advice and other services, or who recommend or sell Company shares, and (II) brokers who are affiliated with the Fund, Adviser, and/or Sub-Adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to Sub-Adviser in principal transactions. The Board of Directors of the Company has adopted procedures pursuant to Rule 17a-7 and Rule 17e-1 with respect to transactions between the Fund and affiliated persons and the Fund and Affiliated broker/dealers, respectively; and

Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund.

4.   SERVICES NOT EXCLUSIVE

SERVICES TO OTHER FUNDS. The advisory services to be furnished by Sub-Adviser hereunder are not to be considered exclusive, and Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not materially impaired thereby; provided, however, that without the written consent of the Company's Board of Directors, which consent will not be unreasonably withheld, Sub-Adviser will not serve as an investment advisor to any other registered management investment company having a fund with investment objectives and principal investment strategies substantially similar to those of the Fund.

STATUS OF SUB-ADVISER. Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and not an agent for the Company, the Fund or the Fund Manager and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company, Fund or Fund Manager in any way.

5.   BOOKS AND RECORDS

In compliance with Rule 31a-3 promulgated under the 1940 Act, Sub-Adviser hereby agrees that all records which it maintains for the benefit of the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 promulgated under the 1940 Act, the records required to be maintained by it pursuant to Rule 31a-1 promulgated under the 1940 Act resulting from the services to the Fund provided by Sub-Adviser pursuant to Section 3 of this Agreement.

6.   EXPENSES

During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its investment advisory services furnished to the Fund other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Fund.

7.   COMPENSATION

The Fund Manager will pay to Sub-Adviser, and Sub-Adviser will accept as full compensation for its services rendered hereunder, an investment advisory fee, computed at the end of each month and payable within five (5) business days thereafter, equal to the annual rate of 0.60 % of the average daily net assets of the Fund. All parties to this Agreement do hereby authorize and instruct the Fund's Administrator, Citco-Quaker Fund Services, Inc., or its successor, to provide a calculation each month of the gross amount due the Sub-Advisor and to remit such fee payments directly to Sub-Adviser. In the event that Sub-Adviser's services to the Fund begin or end at a time other than the beginning or end of a month, fees payable to the Sub-Adviser will be prorated for that portion of the month during which services were actually provided.

During the term of this Agreement, Sub-Adviser may, from time to time, waive receipt of some or all of its fee and/or reimburse the Fund for other expenses incurred by the Fund in order to assist the Fund to maintain a certain overall expense ratio, such expense ratio to be determined by the Sub-Adviser at its discretion. Sub-Adviser is under no obligation to waive receipt of its fees, reimburse the Fund for expenses, or attempt in any manner to maintain any predetermined expense cap. Such actions and/or waivers on the part of Sub-Adviser are entirely voluntary. However, in the event Sub-Adviser does undertake such waivers and/or reimbursements, Sub-Adviser may recover such waived fees and/or reimbursed expenses, at Sub-Adviser's discretion, at any time for a period of thirty-six months subsequent to the time such waiver or reimbursement is made.

8.   LIMITATION OF LIABILITY

Sub-Adviser shall not be liable for any error of judgment, mistake of law or for any other loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of Sub-Adviser's fiduciary duty with respect to the receipt of compensation for services or a loss to the Fund resulting from willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.   DURATION AND TERMINATION

This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect until March 31, 2004. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

By the vote of a majority of those members of the Board of Directors who are not parties to the Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and By vote of either the Board of Directors or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

Notwithstanding the foregoing, this Agreement may be terminated by the Company or by Fund Manager or by Sub-Adviser at any time upon sixty (60) days written notice, without payment of any penalty. Any such termination by the Company must be authorized by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940
Act).

10.  AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11.  MISCELLANEOUS

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

12.  COUNTERPARTS

This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original, and all of which, together, shall constitute one Agreement.

13.  GOVERNING LAW

This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.

14.  NOTICES

Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

If to the Company:                              If to the Sub-Adviser:
------------------                              ----------------------

The Penn Street Fund, Inc.                      McGlinn Capital Management, Inc.
30 Valley Stream Parkway                        850 North Wyomissing Blvd.
Malvern, PA  19482                              Wyomissing, PA  19610-0158
Attn:  G. Michael Mara                          Attn: Michael J. McGlinn
Chairman                                        Title: Chairman & CEO

If to the Fund Manager:
-----------------------

Citco-Quaker Fund Advisors, Inc.
1288 Valley Forge Road, Suite 88
Valley Forge, PA  19482
Attn:  David D. Jones
President

15.  DISCLOSURES

Neither the Company, the Fund nor the Fund Manager shall, without the written consent of Sub-Adviser, which consent shall not be unreasonably withheld, make representations regarding the Sub-Adviser or any of its affiliates in any disclosure document, advertisement, sales literature or other promotional materials. The Sub-Adviser shall respond in writing within five (5) business days of any such request for prior written consent and in the event Sub-Adviser does not so respond, Sub-Adviser shall be deemed to have consented to the disclosure document, advertisement, sales literature or other promotional materials submitted to the Sub-Adviser.

16.  NON-LIABILITY OF DIRECTORS AND SHAREHOLDERS

All obligations of the Fund hereunder shall be binding only upon the assets of the Fund and shall not be binding upon any Director, officer, employee, agent or shareholder of the Fund. Neither the authorization of any action by the Directors or shareholders of the Fund nor the execution of this Agreement on behalf of the Fund shall impose any liability upon any Director, officer or shareholder of the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

Attest:                                 THE PENN STREET FUND, INC.


-----------------------------------     -----------------------------------
By: _______________________________     By: G. Michael Mara
Title:  Secretary                       Title: President

Attest:                                 CITCO-QUAKER FUND ADVISORS, INC.


-----------------------------------     -----------------------------------
By: _______________________________     By: David D. Jones
Title: ____________________________     Title: President

Attest:                                     MCGLINN CAPITAL MANAGEMENT, INC.


-----------------------------------     -----------------------------------
By: _______________________________     By: Michael J. McGlinn
Title: ____________________________     Title: Chairman & CEO

                                    EXHIBIT 4

                    FORM OF SUB-INVESTMENT ADVISORY AGREEMENT
                          WITH WALNUT ASSET MANAGEMENT

                           THE PENN STREET FUND, INC.
                        SUB-INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made as of the 15TH day of May, 2002, between The Penn Street Fund, Inc. (the "Company"), Citco-Quaker Fund Advisors, Inc. a registered investment adviser and Investment Adviser to each series of the Company (the "Fund Manager") and Walnut Asset Management (the "Sub-Adviser").

                                    RECITALS

     WHEREAS, the Company is organized under the laws of the state of Maryland as a corporation and operates and is registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Company is authorized by its Articles of Incorporation and by-laws to issue separate Portfolios of shares representing interests in separate investment portfolios (the "Portfolios");

     WHEREAS, The Company has authorized the issuance of shares of beneficial interest in, among others, a Portfolio known as The Walnut Asset Management Equity Portfolio (the "Fund");

     WHEREAS, Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Adviser's Act") and engages in the business of asset management;

     WHEREAS, the Company has retained Fund Manager to furnish investment advisory services to each series of the Company, including the Fund, pursuant to a written agreement for such services;

     WHEREAS, the Fund Manager desires to retain Sub-Adviser to furnish day-to-day investment advisory services to the Fund pursuant to the terms and conditions of this Agreement, Sub-Adviser is willing to so furnish such services, and the Company has approved such engagement;

     NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.   APPOINTMENT

     The Company and Fund Manager hereby appoint the Sub-Adviser to provide day-to-day investment advisory services to the Fund for the periods and on the terms set forth in this Agreement. Sub-Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.   DELIVERY OF DOCUMENTS

     The Company and/or Fund Manager have furnished Sub-Adviser with properly certified or authenticated copies of each of the following:

     f. The Company's Articles of Incorporation as filed with the State of Maryland;
     g.   The Company's By-Laws;
     h. Resolutions of the Company's Board of Directors authorizing the appointment of Sub-Adviser and approving this Agreement;
     i. The Company's most current Registration Statement on form N-1A promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act");
     j. The Company's current Prospectus and Statement of Additional Information (together called the "Prospectus")
     k. All compliance policies and/or procedures adopted by the Board of Directors of the Company that are applicable to the operations of the Fund.

    The Company and/or Fund manager will furnish Sub-Adviser with properly certified or authenticated copies of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC and/or state authorities, or at such time as officially adopted by the Board of Directors of the Company.

3.   MANAGEMENT

     Subject to the supervision of the Company's Board of Directors and Fund Manager, Sub-Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. Sub-Adviser will provide the services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as such are set forth in the Fund's prospectus from time to time. Sub-Adviser further agrees that it:

     (e) Will conform its activities in all material respects to all applicable rules and regulations adopted by the U.S. Securities and Exchange Commission (the "SEC") and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other federal and state agency which may now or in the future have jurisdiction over its activities under this Agreement;

     (f) Will place orders pursuant to its investment determinations for the Fund either directly with the respective issuers or with any broker or dealer. In placing orders with brokers or dealers, Sub-Adviser will attempt to obtain the best net price and the most favorable execution of its orders under the circumstances. Consistent with this obligation, when Sub-Adviser believes two or more brokers or dealers are comparable in price and execution, Sub-Adviser may prefer: (I) brokers and dealers who provide Sub-Adviser with research advice and other services, or who recommend or sell Company shares, and (II) brokers who are affiliated with the Fund, Adviser, and/or Sub-Adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to Sub-Adviser in principal transactions. The Board of Directors of the Company has adopted procedures pursuant to Rule 17a-7 and Rule 17e-1 with respect to transactions between the Fund and affiliated persons and the Fund and Affiliated broker/dealers, respectively; and

     (g) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund.

4.   Services not Exclusive

     (a) SERVICES TO OTHER FUNDS. The advisory services to be furnished by Sub-Adviser hereunder are not to be considered exclusive, and Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not materially impaired thereby; provided, however, that without the written consent of the Company's Board of Directors, which consent will not be unreasonably withheld, Sub-Adviser will not serve as an investment advisor to any other registered management investment company having a fund with investment objectives and principal investment strategies substantially similar to those of the Fund.

     (b) STATUS OF SUB-ADVISER. Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and not an agent for the Company, the Fund or the Fund Manager and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company, Fund or Fund Manager in any way.

5.   Books and Records

     In compliance with Rule 31a-3 promulgated under the 1940 Act, Sub-Adviser hereby agrees that all records which it maintains for the benefit of the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 promulgated under the 1940 Act, the records required to be maintained by it pursuant to Rule 31a-1 promulgated under the 1940 Act resulting from the services to the Fund provided by Sub-Adviser pursuant to Section 3 of this Agreement.

6.   Expenses

     During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its investment advisory services furnished to the Fund other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Fund.

7.   Compensation

     The Fund Manager will pay to Sub-Adviser, and Sub-Adviser will accept as full compensation for its services rendered hereunder, an investment advisory fee, computed at the end of each month and payable within five (5) business days thereafter, equal to the annual rate of 0.60 % of the average daily net assets of the Fund. All parties to this Agreement do hereby authorize and instruct the Fund's Administrator, Citco-Quaker Fund Services, Inc., or its successor, to provide a calculation each month of the gross amount due the Sub-Advisor and to remit such fee payments directly to Sub-Adviser. In the event that Sub-Adviser's services to the Fund begin or end at a time other than the beginning or end of a month, fees payable to the Sub-Adviser will be prorated for that portion of the month during which services were actually provided.

     During  the term of this  Agreement,  Sub-Adviser  may,  from time to time, waive receipt of some or all of its fee and/or reimburse the Fund for other expenses incurred by the Fund in order to assist the Fund to maintain a certain overall expense ratio, such expense ratio to be determined by the Sub-Adviser at its discretion. Sub-Adviser is under no obligation to waive receipt of its fees, reimburse the Fund for expenses, or attempt in any manner to maintain any predetermined expense cap. Such actions and/or waivers on the part of Sub-Adviser are entirely voluntary. However, in the event Sub-Adviser does undertake such waivers and/or reimbursements, Sub-Adviser may recover such waived fees and/or reimbursed expenses, at Sub-Adviser's discretion, at any time for a period of thirty-six months subsequent to the time such waiver or reimbursement is made.

8.   Limitation of Liability

     Sub-Adviser shall not be liable for any error of judgment, mistake of law or for any other loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of Sub-Adviser's fiduciary duty with respect to the receipt of compensation for services or a loss to the Fund resulting from willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.   Duration and Termination

     This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect until March 31, 2004. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

     (c) By the vote of a majority of those members of the Board of Directors who are not parties to the Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and
     (d) By vote of either the Board of Directors or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

     Notwithstanding the foregoing, this Agreement may be terminated by the Company or by Fund Manager or by Sub-Adviser at any time upon sixty (60) days written notice, without payment of any penalty. Any such termination by the Company must be authorized by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10.  Amendment of this Agreement

     No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11.  Miscellaneous

     The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

12.  Counterparts

     This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original, and all of which, together, shall constitute one Agreement.

13.  Governing Law

     This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.

14.  Notices

     Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

If to the Company:                   If to the Sub-Adviser:
------------------                   ----------------------

The Penn Street Fund, Inc.           Walnut Asset Management
30 Valley Stream Parkway             One Penn Center, Suite 500
Malvern, PA  19482                   1617 JFK Blvd.
Attn:  G. Michael Mara               Philadelphia, PA  19103-1805
Chairman                             Attn: Robert N. Phillips, Jr.
                                     Title: President & Chief Investment Officer

If to the Fund Manager:
-----------------------

Citco-Quaker Fund Advisors, Inc.
1288 Valley Forge Road, Suite 88
Valley Forge, PA  19482
Attn:  David D. Jones
President

15.  Disclosures

     Neither the Company, the Fund nor the Fund Manager shall, without the written consent of Sub-Adviser, which consent shall not be unreasonably withheld, make representations regarding the Sub-Adviser or any of its affiliates in any disclosure document, advertisement, sales literature or other promotional materials. The Sub-Adviser shall respond in writing within five (5) business days of any such request for prior written consent and in the event Sub-Adviser does not so respond, Sub-Adviser shall be deemed to have consented to the disclosure document, advertisement, sales literature or other promotional materials submitted to the Sub-Adviser.

16   Non-Liability of Directors and Shareholders

     All obligations of the Fund hereunder shall be binding only upon the assets of the Fund and shall not be binding upon any Director, officer, employee, agent or shareholder of the Fund. Neither the authorization of any action by the Directors or shareholders of the Fund nor the execution of this Agreement on behalf of the Fund shall impose any liability upon any Director, officer or shareholder of the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

Attest:                                 THE PENN STREET FUND, INC.


-----------------------------------     -----------------------------------
By: _______________________________     By: G. Michael Mara
Title:  Secretary                       Title: President

Attest:                                 CITCO-QUAKER FUND ADVISORS, INC.


-----------------------------------     -----------------------------------
By: _______________________________     By: David D. Jones
Title: ____________________________     Title: President

Attest:                                 WALNUT ASSET MANAGEMENT


-----------------------------------     -----------------------------------
By: _______________________________     By: Robert N. Phillips
Title: ____________________________     Title: President & Chief Investment
                                               Officer

                                    EXHIBIT 5

                    FORM OF SUB-INVESTMENT ADVISORY AGREEMENT
                            WITH CUMBERLAND ADVISORS

                           THE PENN STREET FUND, INC.
                        SUB-INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made as of the 15th day of May, 2002, between The Penn Street Fund, Inc. (the "Company"), Citco-Quaker Fund Advisors, Inc. a registered investment adviser and Investment Adviser to each series of the Company (the "Fund Manager") and Cumberland Advisors, Inc. (the "Sub-Adviser").

                                    RECITALS

     WHEREAS, the Company is organized under the laws of the state of Maryland as a corporation and operates and is registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Company is authorized by its Articles of Incorporation and by-laws to issue separate Portfolios of shares representing interests in separate investment portfolios (the "Portfolios");

     WHEREAS, The Company has authorized the issuance of shares of beneficial interest in, among others, a Portfolio known as The Cumberland Taxable Income Portfolio (the "Fund");

     WHEREAS, Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Adviser's Act") and engages in the business of asset management;

     WHEREAS, the Company has retained Fund Manager to furnish investment advisory services to each series of the Company, including the Fund, pursuant to a written agreement for such services;

     WHEREAS, the Fund Manager desires to retain Sub-Adviser to furnish day-to-day investment advisory services to the Fund pursuant to the terms and conditions of this Agreement, Sub-Adviser is willing to so furnish such services, and the Company has approved such engagement;

     NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.   APPOINTMENT

     The Company and Fund Manager hereby appoint the Sub-Adviser to provide day-to-day investment advisory services to the Fund for the periods and on the terms set forth in this Agreement. Sub-Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.   DELIVERY OF DOCUMENTS

     The Company and/or Fund Manager have furnished Sub-Adviser with properly certified or authenticated copies of each of the following:

     l. The Company's Articles of Incorporation as filed with the State of Maryland;
     m.   The Company's By-Laws;
     n. Resolutions of the Company's Board of Directors authorizing the appointment of Sub-Adviser and approving this Agreement;
     o. The Company's most current Registration Statement on form N-1A promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act");
     p. The Company's current Prospectus and Statement of Additional Information (together called the "Prospectus")
     q. All compliance policies and/or procedures adopted by the Board of Directors of the Company that are applicable to the operations of the Fund.

     The Company and/or Fund manager will furnish Sub-Adviser with properly certified or authenticated copies of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC and/or state authorities, or at such time as officially adopted by the Board of Directors of the Company.

3.   MANAGEMENT

     Subject to the supervision of the Company's Board of Directors and Fund Manager, Sub-Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. Sub-Adviser will provide the services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as such are set forth in the Fund's prospectus from time to time. Sub-Adviser further agrees that it:

     (a) Will conform its activities in all material respects to all applicable rules and regulations adopted by the U.S. Securities and Exchange Commission (the "SEC") and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other federal and state agency which may now or in the future have jurisdiction over its activities under this Agreement;

     (b) Will place orders pursuant to its investment determinations for the Fund either directly with the respective issuers or with any broker or dealer. In placing orders with brokers or dealers, Sub-Adviser will attempt to obtain the best net price and the most favorable execution of its orders under the circumstances. Consistent with this obligation, when Sub-Adviser believes two or more brokers or dealers are comparable in price and execution, Sub-Adviser may prefer: (I) brokers and dealers who provide Sub-Adviser with research advice and other services, or who recommend or sell Company shares, and (II) brokers who are affiliated with the Fund, Adviser, and/or Sub-Adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to Sub-Adviser in principal transactions. The Board of Directors of the Company has adopted procedures pursuant to Rule 17a-7 and Rule 17e-1 with respect to transactions between the Fund and affiliated persons and the Fund and Affiliated broker/dealers, respectively; and

     (c) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund.

4.   Services not Exclusive

     (a) SERVICES TO OTHER FUNDS. The advisory services to be furnished by Sub-Adviser hereunder are not to be considered exclusive, and Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not materially impaired thereby; provided, however, that without the written consent of the Company's Board of Directors, which consent will not be unreasonably withheld, Sub-Adviser will not serve as an investment advisor to any other registered management investment company having a fund with investment objectives and principal investment strategies substantially similar to those of the Fund.

     (b) STATUS OF SUB-ADVISER. Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and not an agent for the Company, the Fund or the Fund Manager and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company, Fund or Fund Manager in any way.

5.   Books and Records

     In compliance with Rule 31a-3 promulgated under the 1940 Act, Sub-Adviser hereby agrees that all records which it maintains for the benefit of the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 promulgated under the 1940 Act, the records required to be maintained by it pursuant to Rule 31a-1 promulgated under the 1940 Act resulting from the services to the Fund provided by Sub-Adviser pursuant to Section 3 of this Agreement.

6.   Expenses

     During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its investment advisory services furnished to the Fund other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Fund.

7.   Compensation

     The Fund Manager will pay to Sub-Adviser, and Sub-Adviser will accept as full compensation for its services rendered hereunder, an investment advisory fee, computed at the end of each month and payable within five (5) business days thereafter, equal to the annual rate of 0.38 % of the average daily net assets of the Fund. All parties to this Agreement do hereby authorize and instruct the Fund's Administrator, Citco-Quaker Fund Services, Inc., or its successor, to provide a calculation each month of the gross amount due the Sub-Advisor and to remit such fee payments directly to Sub-Adviser. In the event that Sub-Adviser's services to the Fund begin or end at a time other than the beginning or end of a month, fees payable to the Sub-Adviser will be prorated for that portion of the month during which services were actually provided.

     During  the term of this  Agreement,  Sub-Adviser  may,  from time to time, waive receipt of some or all of its fee and/or reimburse the Fund for other expenses incurred by the Fund in order to assist the Fund to maintain a certain overall expense ratio, such expense ratio to be determined by the Sub-Adviser at its discretion. Sub-Adviser is under no obligation to waive receipt of its fees, reimburse the Fund for expenses, or attempt in any manner to maintain any predetermined expense cap. Such actions and/or waivers on the part of Sub-Adviser are entirely voluntary. However, in the event Sub-Adviser does undertake such waivers and/or reimbursements, Sub-Adviser may recover such waived fees and/or reimbursed expenses, at Sub-Adviser's discretion, at any time for a period of thirty-six months subsequent to the time such waiver or reimbursement is made.

8.   Limitation of Liability

     Sub-Adviser shall not be liable for any error of judgment, mistake of law or for any other loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of Sub-Adviser's fiduciary duty with respect to the receipt of compensation for services or a loss to the Fund resulting from willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.   Duration and Termination

     This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect until March 31, 2004. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

     (a) By the vote of a majority of those members of the Board of Directors who are not parties to the Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and
     (b) By vote of either the Board of Directors or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

     Notwithstanding the foregoing, this Agreement may be terminated by the Company or by Fund Manager or by Sub-Adviser at any time upon sixty (60) days written notice, without payment of any penalty. Any such termination by the Company must be authorized by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10.  Amendment of this Agreement

     No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11.  Miscellaneous

     The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

12.  Counterparts

     This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original, and all of which, together, shall constitute one Agreement.

13.  Governing Law

     This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.

14.  Notices

     Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

If to the Company:                   If to the Sub-Adviser:
------------------                   ----------------------

The Penn Street Fund, Inc.           Cumberland Advisors, Inc.
30 Valley Stream Parkway             ----------------------------------
Malvern, PA  19482                   -----------------------------------
Attn: G. Michael Mara                Attn: David R. Kotok
Chairman                             Title: President & Chief Investment Officer

If to the Fund Manager:
----------------------

Citco-Quaker Fund Advisors, Inc.
1288 Valley Forge Road, Suite 88
Valley Forge, PA  19482
Attn: David D. Jones
President

15.  Disclosures

     Neither the Company, the Fund nor the Fund Manager shall, without the written consent of Sub-Adviser, which consent shall not be unreasonably withheld, make representations regarding the Sub-Adviser or any of its affiliates in any disclosure document, advertisement, sales literature or other promotional materials. The Sub-Adviser shall respond in writing within five (5) business days of any such request for prior written consent and in the event Sub-Adviser does not so respond, Sub-Adviser shall be deemed to have consented to the disclosure document, advertisement, sales literature or other promotional materials submitted to the Sub-Adviser.

16   Non-Liability of Directors and Shareholders

     All obligations of the Fund hereunder shall be binding only upon the assets of the Fund and shall not be binding upon any Director, officer, employee, agent or shareholder of the Fund. Neither the authorization of any action by the Directors or shareholders of the Fund nor the execution of this Agreement on behalf of the Fund shall impose any liability upon any Director, officer or shareholder of the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

Attest:                                 THE PENN STREET FUND, INC.


-----------------------------------     -----------------------------------
By: _______________________________     By: G. Michael Mara
Title:  Secretary                       Title: President

Attest:                                 CITCO-QUAKER FUND ADVISORS, INC.


-----------------------------------     -----------------------------------
By: _______________________________     By: David D. Jones
Title: ____________________________     Title: President

Attest:                                 CUMBERLAND ADVISORS, INC.


-----------------------------------     -----------------------------------
By: _______________________________     By: David R. Kotok
Title: ____________________________     Title: President & Chief Investment
                                               Officer

                                    EXHIBIT 6

                    FORM OF SUB-INVESTMENT ADVISORY AGREEMENT
                         WITH BALDWIN CAPITAL MANAGEMENT

                           THE PENN STREET FUND, INC.
                        SUB-INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made as of the 15th day of May, 2002, between The Penn Street Fund, Inc. (the "Company"), Citco-Quaker Fund Advisors, Inc. a registered investment adviser and Investment Adviser to each series of the Company (the "Fund Manager") and Baldwin Investment Management (the "Sub-Adviser").

                                    RECITALS

     WHEREAS, the Company is organized under the laws of the state of Maryland as a corporation and operates and is registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Company is authorized by its Articles of Incorporation and by-laws to issue separate Portfolios of shares representing interests in separate investment portfolios (the "Portfolios");

     WHEREAS, The Company has authorized the issuance of shares of beneficial interest in, among others, a Portfolio known as The Baldwin Large-Cap Growth Portfolio (the "Fund");

     WHEREAS, Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Adviser's Act") and engages in the business of asset management;

     WHEREAS, the Company has retained Fund Manager to furnish investment advisory services to each series of the Company, including the Fund, pursuant to a written agreement for such services;

     WHEREAS, the Fund Manager desires to retain Sub-Adviser to furnish day-to-day investment advisory services to the Fund pursuant to the terms and conditions of this Agreement, Sub-Adviser is willing to so furnish such services, and the Company has approved such engagement;

     NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.   APPOINTMENT

     The Company and Fund Manager hereby appoint the Sub-Adviser to provide day-to-day investment advisory services to the Fund for the periods and on the terms set forth in this Agreement. Sub-Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.   DELIVERY OF DOCUMENTS

     The Company and/or Fund Manager have furnished Sub-Adviser with properly certified or authenticated copies of each of the following:

     o The Company's Articles of Incorporation as filed with the State of Maryland;
     o    The Company's By-Laws;
     o Resolutions of the Company's Board of Directors authorizing the appointment of Sub-Adviser and approving this Agreement;
     o The Company's most current Registration Statement on form N-1A promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act");
     o The Company's current Prospectus and Statement of Additional Information (together called the "Prospectus")
     o All compliance policies and/or procedures adopted by the Board of Directors of the Company that are applicable to the operations of the Fund.

     The Company and/or Fund manager will furnish Sub-Adviser with properly certified or authenticated copies of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC and/or state authorities, or at such time as officially adopted by the Board of Directors of the Company.

3.   MANAGEMENT

     Subject to the supervision of the Company's Board of Directors and Fund Manager, Sub-Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. Sub-Adviser will provide the services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as such are set forth in the Fund's prospectus from time to time. Sub-Adviser further agrees that it:

     o Will conform its activities in all material respects to all applicable rules and regulations adopted by the U.S. Securities and Exchange Commission (the "SEC") and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other federal and state agency which may now or in the future have jurisdiction over its activities under this Agreement;

     o Will place orders pursuant to its investment determinations for the Fund either directly with the respective issuers or with any broker or dealer. In placing orders with brokers or dealers, Sub-Adviser will attempt to obtain the best net price and the most favorable execution of its orders under the circumstances. Consistent with this obligation, when Sub-Adviser believes two or more brokers or dealers are comparable in price and execution, Sub-Adviser may prefer: (I) brokers and dealers who provide Sub-Adviser with research advice and other services, or who recommend or sell Company shares, and (II) brokers who are affiliated with the Fund, Adviser, and/or Sub-Adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to Sub-Adviser in principal transactions. The Board of Directors of the Company has adopted procedures pursuant to Rule 17a-7 and Rule 17e-1 with respect to transactions between the Fund and affiliated persons and the Fund and Affiliated broker/dealers, respectively; and

     o Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund.

4.   Services not Exclusive

     o SERVICES TO OTHER FUNDS. The advisory services to be furnished by Sub-Adviser hereunder are not to be considered exclusive, and Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not materially impaired thereby; provided, however, that without the written consent of the Company's Board of Directors, which consent will not be unreasonably withheld, Sub-Adviser will not serve as an investment advisor to any other registered management investment company having a fund with investment objectives and principal investment strategies substantially similar to those of the Fund.

     o STATUS OF SUB-ADVISER. Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and not an agent for the Company, the Fund or the Fund Manager and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company, Fund or Fund Manager in any way.

5.   Books and Records

     In compliance with Rule 31a-3 promulgated under the 1940 Act, Sub-Adviser hereby agrees that all records which it maintains for the benefit of the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 promulgated under the 1940 Act, the records required to be maintained by it pursuant to Rule 31a-1 promulgated under the 1940 Act resulting from the services to the Fund provided by Sub-Adviser pursuant to Section 3 of this Agreement.

6.   Expenses

     During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its investment advisory services furnished to the Fund other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Fund.

7.   Compensation

     The Fund Manager will pay to Sub-Adviser, and Sub-Adviser will accept as full compensation for its services rendered hereunder, an investment advisory fee, computed at the end of each month and payable within five (5) business days thereafter, equal to the annual rate of 0.60 % of the average daily net assets of the Fund. All parties to this Agreement do hereby authorize and instruct the Fund's Administrator, Citco-Quaker Fund Services, Inc., or its successor, to provide a calculation each month of the gross amount due the Sub-Advisor and to remit such fee payments directly to Sub-Adviser. In the event that Sub-Adviser's services to the Fund begin or end at a time other than the beginning or end of a month, fees payable to the Sub-Adviser will be prorated for that portion of the month during which services were actually provided.

     During  the term of this  Agreement,  Sub-Adviser  may,  from time to time, waive receipt of some or all of its fee and/or reimburse the Fund for other expenses incurred by the Fund in order to assist the Fund to maintain a certain overall expense ratio, such expense ratio to be determined by the Sub-Adviser at its discretion. Sub-Adviser is under no obligation to waive receipt of its fees, reimburse the Fund for expenses, or attempt in any manner to maintain any predetermined expense cap. Such actions and/or waivers on the part of Sub-Adviser are entirely voluntary. However, in the event Sub-Adviser does undertake such waivers and/or reimbursements, Sub-Adviser may recover such waived fees and/or reimbursed expenses, at Sub-Adviser's discretion, at any time for a period of thirty-six months subsequent to the time such waiver or reimbursement is made.

8.   Limitation of Liability

     Sub-Adviser shall not be liable for any error of judgment, mistake of law or for any other loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of Sub-Adviser's fiduciary duty with respect to the receipt of compensation for services or a loss to the Fund resulting from willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.   Duration and Termination

     This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect until March 31, 2004. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

     o By the vote of a majority of those members of the Board of Directors who are not parties to the Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and
     o By vote of either the Board of Directors or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

     Notwithstanding the foregoing, this Agreement may be terminated by the Company or by Fund Manager or by Sub-Adviser at any time upon sixty (60) days written notice, without payment of any penalty. Any such termination by the Company must be authorized by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10.  Amendment of this Agreement

     No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11.  Miscellaneous

     The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

12.  Counterparts

     This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original, and all of which, together, shall constitute one Agreement.

13.  Governing Law

     This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.

14.  Notices

     Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

If to the Company:                    If to the Sub-Adviser:
------------------                    ----------------------

The Penn Street Fund, Inc.            Baldwin Investment Management
30 Valley Stream Parkway              100 Four Falls Corporate Center, Suite 202
Malvern, PA 19482                     West Conshohocken, PA 19428
Attn: G. Michael Mara                 Attn: Peter H. Havens
Chairman                              Title: Chairman

If to the Fund Manager:
-----------------------

Citco-Quaker Fund Advisors, Inc.
1288 Valley Forge Road, Suite 88
Valley Forge, PA 19482
Attn: David D. Jones
President

15.  Disclosures

     Neither the Company, the Fund nor the Fund Manager shall, without the written consent of Sub-Adviser, which consent shall not be unreasonably withheld, make representations regarding the Sub-Adviser or any of its affiliates in any disclosure document, advertisement, sales literature or other promotional materials. The Sub-Adviser shall respond in writing within five (5) business days of any such request for prior written consent and in the event Sub-Adviser does not so respond, Sub-Adviser shall be deemed to have consented to the disclosure document, advertisement, sales literature or other promotional materials submitted to the Sub-Adviser.

16.  Non-Liability of Directors and Shareholders

     All obligations of the Fund hereunder shall be binding only upon the assets of the Fund and shall not be binding upon any Director, officer, employee, agent or shareholder of the Fund. Neither the authorization of any action by the Directors or shareholders of the Fund nor the execution of this Agreement on behalf of the Fund shall impose any liability upon any Director, officer or shareholder of the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

Attest:                                 THE PENN STREET FUND, INC.


-----------------------------------     -----------------------------------
By: _______________________________     By: G. Michael Mara
Title:  Secretary                       Title: President

Attest:                                 CITCO-QUAKER FUND ADVISORS, INC.


-----------------------------------     -----------------------------------
By: _______________________________     By: David D. Jones
Title: ____________________________     Title: President

Attest:                                 BALDWIN INVESTMENT MANAGEMENT


-----------------------------------     -----------------------------------
By: _______________________________     By: Peter H. Havens
Title: ____________________________     Title: Chairman

                                     BALLOT
================================================================================

                           THE PENN STREET FUND, INC.

PROPOSAL # 1.  ELECT THE FOLLOWING PERSONS AS DIRECTORS OF THE PENN STREET FUND,
               INC.

(1)  Jeffry H. King, Sr.      (2)  David D. Jones      (3)  Vincent P. Small
(4)  Lee G. Fishman           (5)  James R. Brinton    (6)  C. Garrett Williams
(7)  Richard W. Stevens       (8)  Edmund B. Pyle, III

FOR ALL                       FOR ALL EXCEPT                       WITHHOLD ALL
/  /                          /  /                                 /  /

--------------------------------------------------------------------------------

To withhold authority to vote on any individual nominee(s), please print the number(s)of the nominee(s) on the line above.

PROPOSAL # 2.  APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH CITCO-QUAKER UND
               ADVISORS, INC. TO SERVE AS INVESTMENT ADVISER TO EACH PORTFOLIO.

McGlinn Balanced Portfolio Shareholders Only:
---------------------------------------------
For          Against          Abstain
/  /         /  /             /  /

Walnut Asset Management Equity Portfolio Shareholders Only:
-----------------------------------------------------------
For          Against          Abstain
/  /         /  /             /  /

Cumberland Taxable Income Portfolio Shareholders Only:
-----------------------------------------------------
For          Against          Abstain
/  /         /  /             /  /

Baldwin Large-Cap Growth Portfolio Shareholders Only
----------------------------------------------------
For          Against          Abstain
/  /         /  /             /  /

PROPOSAL # 3.  APPROVE NEW SUB-INVESTMENT ADVISORY AGREEMENTS FOR THE FOLLOWING
               PORTFOLIOS.

MCGLINN BALANCED PORTFOLIO SHAREHOLDERS ONLY. Approve a New Sub-Investment Advisory Agreement with McGlinn Capital Management, Inc.:
---------------------------------------------------------
For          Against          Abstain
/  /         /  /             /  /

WALNUT ASSET MANAGEMENT EQUITY PORTFOLIO SHAREHOLDERS ONLY. Approve a New Sub-Investment Advisory Agreement with Walnut Asset Management:
---------------------------------------------------------------
For          Against          Abstain
/  /         /  /             /  /

CUMBERLAND TAXABLE INCOME PORTFOLIO SHAREHOLDERS ONLY. Approve a New Sub-Investment Advisory Agreement with Cumberland Advisors, Inc.:
-----------------------------------------------------------------
For          Against          Abstain
/  /         /  /             /  /

BALDWIN LARGE-CAP GROWTH PORTFOLIO SHAREHOLDERS ONLY. Approve a New Sub-Investment Advisory Agreement with Baldwin Investment Management, Inc.:
---------------------------------------------------------------------------
For          Against          Abstain
/  /         /  /             /  /

Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)

X
--------------------------------------------------------------------------------
Signature                                                                   Date

X
--------------------------------------------------------------------------------
Signature                                                                   Date

PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. On all Items, mark -- For, Against or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

                   THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with the Fund. These are not duplicates; you should sign and return each proxy ballot in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Paul Giorgio, Joseph C. Cascarelli and Joseph Carlin, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held May 23, 2002, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. Your shares will be voted in accordance with your designations on this proxy. If no specification is made herein, all shares will be voted "FOR" the proposals set forth on this proxy. THE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS WHICH RECOMMENDS A VOTE "FOR" ALL MATTERS.